                                                      1933 Act File No. 33-47641
                                                      1940 Act File No. 811-6650

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                           Pre-Effective Amendment No.                       / /

                         Post-Effective Amendment No. 33                     /X/

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         /X/
                                     OF 1940

                                Amendment No. 32                             /X/

                         LORD ABBETT RESEARCH FUND, INC.
                Exact Name of Registrant as Specified in Charter

              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (800) 201-6984

           Christina T. Simmons, Vice President & Assistant Secretary
              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

/ /  immediately upon filing pursuant to paragraph (b)

/X/  on April 1, 2004 pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a) (1)

/ /  on (date) pursuant to paragraph (a) (1)

/ /  75 days after filing pursuant to paragraph (a) (2)

/ /  on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LORD ABBETT LOGO]

LORD ABBETT
  GROWTH OPPORTUNITIES FUND

                                                                       APRIL 1,

                                                                        2004


                                                                      PROSPECTUS


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                         PAGE
                                      THE FUND

                  What you should know       Goal                                         2
                        about the Fund       Principal Strategy                           2
                                             Main Risks                                   2
                                             Performance                                  3
                                             Fees and Expenses                            4
                                             Additional Investment Information            5
                                             Management                                   6

                                   YOUR INVESTMENT

              Information for managing       Purchases                                    7
                     your Fund account       Sales Compensation                           13
                                             Opening Your Account                         14
                                             Redemptions                                  14
                                             Distributions and Taxes                      15
                                             Services For Fund Investors                  16

                                FINANCIAL INFORMATION

                                             Financial Highlights                         18

                                 ADDITIONAL INFORMATION

      How to learn more about the Fund       Back Cover
           and other Lord Abbett Funds

                                    THE FUND

GOAL

     The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance. As of July 1, 2003, the market capitalization range of the Russell Midcap Index was approximately $450 million to $12 billion. This market capitalization range will vary in response to changes in the market. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund follows a growth style of investing, which means that we favor companies that show the potential for strong revenue and earnings growth. The Fund looks for mid-sized companies using:

     - QUANTITATIVE RESEARCH to identify companies with superior growth possibilities
     - FUNDAMENTAL RESEARCH to identify companies likely to produce superior returns over a two to five year period, by analyzing the dynamics in each company within its industry and within the economy

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with GROWTH STOCKS. This means the value of your investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.


     Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.


     Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]

WE OR THE FUND OR GROWTH OPPORTUNITIES FUND refers to the Lord Abbett Growth Opportunities Fund, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.


GROWTH STOCKS exhibit faster than average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                        ------------------------
                             GROWTH OPPORTUNITIES FUND  Symbols: Class A - LMGAX
                                                                 Class B - LMGBX
                                                                 Class C - LMGCX
                                                                 Class P - LGOPX
PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

1996    +23.7%
1997    +30.9%
1998    +13.4%
1999    +58.0%
2000     -3.8%
2001    -12.5%
2002    -25.3%
2003    +33.9%

BEST QUARTER    4th Q '99       +46.2%
WORST QUARTER   3rd Q '01       -20.7%
--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index and a more narrowly based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C and Class P shares are not shown in the table and will vary from those shown for Class A shares.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2003
--------------------------------------------------------------------------------

SHARE CLASS                                     1 YEAR      5 YEARS      LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                             26.16%       4.63%         11.21%
Return After Taxes on Distributions              26.16%       4.54%          9.45%
Return After Taxes on Distributions
 and Sale of Fund Shares                         17.00%       3.93%          8.64%
Class B Shares                                   29.13%       5.11%         10.81%
Class C Shares                                   33.13%       5.26%         10.35%
Class P Shares                                   33.75%          -          -4.68%
Russell Midcap(R) Growth Index(2)                42.71%       2.01%          8.41%(3)
 (reflects no deduction for fees,                                            5.23%(4)
 expenses or taxes)                                                        -14.04%(5)
S&P MidCap 400/Barra Growth Index(2)             30.95%       6.48%         13.49%(3)
 (reflects no deduction for fees,                                           11.61%(4)
 expenses or taxes)                                                         -6.12%(5)

(1) The date of inception for each class is: Class A - 8/1/95; Class B - 10/16/98; Class C - 10/19/98; and Class P - 8/15/00. In September of 1998,
     the Fund's investment philosophy was amended to provide the Fund with the flexibility to pursue capital appreciation through a growth-oriented strategy.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 7/31/95 - 12/31/03, to correspond with Class A period shown.
(4) Represents total return for the period 10/31/98 - 12/31/03, to correspond with Class B and Class C period shown.
(5) Represents total return for the period 8/31/00 - 12/31/03, to correspond with Class P period shown.

                                                       GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                               CLASS A    CLASS B(1)    CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly
 from your investment)
Maximum Sales Charge on Purchases
 (as a% of offering price)                       5.75%(2)     none       none         none
Maximum Deferred Sales Charge
 (See "Purchases")(3)                            none(4)      5.00%      1.00%(5)     none
ANNUAL FUND OPERATING EXPENSES (Expenses
 deducted from Fund assets)
 (as a% of average net assets)
Management Fees (See "Management")(6)            0.80%        0.80%      0.80%        0.80%
Distribution and Service (12b-1) Fees(7)         0.41%        1.00%      1.00%        0.45%
Other Expenses                                   0.54%        0.54%      0.54%        0.54%
Total Operating Expenses(6)                      1.75%        2.34%      2.34%        1.79%



(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS               1 YEAR         3 YEARS            5 YEARS         10 YEARS
Class A Shares             $743           $1,094            $1,469           $2,519
Class B Shares             $737           $1,030            $1,450           $2,529
Class C Shares             $337           $  730            $1,250           $2,676
Class P Shares             $182           $  563            $  970           $2,105


You would pay the following expenses if you did not redeem your shares:


                          1 YEAR         3 YEARS            5 YEARS         10 YEARS
Class A Shares             $743           $1,094            $1,469           $2,519
Class B Shares             $237           $  730            $1,250           $2,529
Class C Shares             $237           $  730            $1,250           $2,676
Class P Shares             $182           $  563            $  970           $2,105


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION


     This section describes some investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.


     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.


     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the

     Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.


     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MANAGEMENT


     The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $74 billion in more than 40 mutual fund portfolios and other advisory accounts as of January 30, 2004.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

     .80 of 1% of the first $1 billion of average daily net assets.

     .75 of 1% of the next $1 billion, and

     .70 of 1% of the next $1 billion, and

     .65 of 1% of assets over $3 billion.

     Effective April 1, 2004, Lord Abbett reduced its contractual management fee from .90 of 1% to the fee schedule shown above. For the fiscal year ended November 30, 2003, the fee paid to Lord Abbett was at a rate of .90 of 1% of the Fund's daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The investment management team is headed by Kevin P. Ferguson. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

     NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV. In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available are valued under fair value procedures approved by the Board. Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

     All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------
CLASS A   -    normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances
          -    generally lowest annual expenses due to lower 12b-1 fees
CLASS B   -    no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
          -    higher annual expenses than Class A shares due to higher 12b-1 fees
          -    automatically converts to Class A shares after eight years
CLASS C   -    no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
          -    higher annual expenses than Class A shares due to higher 12b-1 fees
CLASS P   -    available only to certain investors
          -    no front-end sales charge and no CDSC
          -    lower annual expenses than Class B or Class C shares due to lower
               12b-1 fees

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                             TO COMPUTE       MAXIMUM DEALER'S
                          AS A % OF        AS A % OF       OFFERING PRICE        CONCESSION
YOUR INVESTMENT         OFFERING PRICE   YOUR INVESTMENT    DIVIDE NAV BY   (% OF OFFERING PRICE)
-------------------------------------------------------------------------------------------------
Less than $50,000           5.75%             6.10%              .9425             5.00%
$50,000 to $99,999          4.75%             4.99%              .9525             4.00%
$100,000 to $249,999        3.95%             4.11%              .9605             3.25%
$250,000 to $499,999        2.75%             2.83%              .9725             2.25%
$500,000 to $999,999        1.95%             1.99%              .9805             1.75%
$1,000,000 and over     No Sales Charge                         1.0000                 +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE AT www.LordAbbett.com.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more,*

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,*

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs
- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
- Defined Contribution Plans

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,


     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.


     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
Dealer Concession Schedule - Class A Shares
(for certain purchases without a front-end sales charge)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                      FRONT-END
CLASS A INVESTMENTS                   SALES CHARGE*           DEALER'S CONCESSION
--------------------------------------------------------------------------------
First $5 million                      None                       1.00%
Next $5 million above that            None                       0.55%
Next $40 million above that           None                       0.50%
Over $50 million                      None                       0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. The Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, the Fund will waive any CDSC that might otherwise have applied to any such purchase.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

   1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

   2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

   3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON                        CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                            ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                        SUBJECT TO CHARGE)
On                            Before
                              1st                                5.0%
1st                           2nd                                4.0%
2nd                           3rd                                3.0%
3rd                           4th                                3.0%
4th                           5th                                2.0%
5th                           6th                                1.0%
on or after the 6th(2)                                          None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                             CLASS A       CLASS B       CLASS C       CLASS P
------------------------------------------------------------------------------------
Service                            .25%          .25%          .25%          .20%
Distribution                       .10%*         .75%          .75%          .25%

* Class A shares also pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett or Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash, or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT
     -  Regular Account                                                             $1,000
     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                                $  250
     -  Uniform Gift to Minor Account                                               $  250
     -  Invest-A-Matic                                                              $  250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT GROWTH OPPORTUNITIES FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     The Fund expects to pay you dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."


     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

 [Date]

[SEAL]
     they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives may be subject to a reduced tax rate if you meet the holding period requirement. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing

INVEST-A-MATIC           You can make fixed, periodic investments ($250 initial
(Dollar-cost             and $50 subsequent minimum) into your Fund account by
averaging)               means of automatic money transfers from your bank
                         checking account. See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC               You can make regular withdrawals from most Lord
WITHDRAWAL               Abbett-sponsored funds. Automatic cash withdrawals will
PLAN ("SWP")             be paid to you from your account in fixed or variable
                         amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least
                         $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES           The CDSC will be waived on redemptions of up to 12% of
                         the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND              Redemption proceeds due to a SWP for Class B and Class
CLASS C SHARES           C shares will be redeemed in the order described under
                         "CDSC" under "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible
     Fund.

[SIDENOTE]

     TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                       GROWTH OPPORTUNITIES FUND


                              FINANCIAL INFORMATION
FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


                                                                               CLASS A SHARES
                                                  ------------------------------------------------------------------------
                                                                              YEAR ENDED 11/30
                                                        2003          2002          2001          2000          1999
Per Share Operating Performance:
NET ASSET VALUE, BEGINNING OF YEAR                   $    14.42    $    17.47    $    19.17    $    18.89    $    12.58
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                           (.24)         (.23)         (.28)         (.25)          .04
 Net realized and unrealized gain (loss)                   3.70         (2.82)        (1.42)          .73          6.27
TOTAL FROM INVESTMENT OPERATIONS                           3.46         (3.05)        (1.70)          .48          6.31
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                       --            --            --          (.01)           --
 Net realized gain                                           --            --            --          (.19)           --
TOTAL DISTRIBUTIONS                                          --            --            --          (.20)           --
NET ASSET VALUE, END OF YEAR                         $    17.88    $    14.42    $    17.47    $    19.17    $    18.89
TOTAL RETURN(b)                                           23.99%       (17.46)%       (8.87)%        2.55%        50.04%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions         1.85%         1.80%         1.72%         1.49%          .41%
 Expenses, excluding waiver and expense reductions         1.85%         1.80%         1.72%         1.61%         1.64%
 Net investment income (loss)                             (1.53)%       (1.48)%       (1.48)%       (1.18)%         .25%

                                                                              YEAR ENDED 11/30
                                                  ------------------------------------------------------------------------
                                                        2003          2002          2001          2000          1999
SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000)                        $  430,991    $  250,380    $  213,580    $  175,077    $   40,252
PORTFOLIO TURNOVER RATE                                   78.58%        97.63%       101.15%       112.57%       104.87%

                                                                               CLASS B SHARES
                                                  ------------------------------------------------------------------------
                                                                              YEAR ENDED 11/30
                                                        2003          2002          2001          2000          1999
Per Share Operating Performance:
NET ASSET VALUE, BEGINNING OF YEAR                   $    14.08    $    17.16    $    18.95    $    18.78    $    12.57
INVESTMENT OPERATIONS
 Net investment loss(a)                                    (.32)         (.32)         (.39)         (.39)         (.06)
 Net realized and unrealized gain (loss)                   3.59         (2.76)        (1.40)          .75          6.27
TOTAL FROM INVESTMENT OPERATIONS                           3.27         (3.08)        (1.79)          .36          6.21
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN         --            --            --          (.19)           --
NET ASSET VALUE, END OF YEAR                         $    17.35    $    14.08    $    17.16    $    18.95    $    18.78
TOTAL RETURN(b)                                           23.22%       (17.95)%       (9.45)%        1.96%        49.32%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions         2.44%         2.43%         2.35%         2.11%         1.07%
 Expenses, excluding waiver and expense reductions         2.44%         2.43%         2.35%         2.23%         2.30%
 Net investment loss                                      (2.12)%       (2.10)%       (2.11)%       (1.82)%        (.40)%

                                                                              YEAR ENDED 11/30
                                                  ------------------------------------------------------------------------
                                                        2003          2002          2001          2000          1999
SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)                      $   94,561    $   66,623    $   69,738    $   65,510    $   10,954
PORTFOLIO TURNOVER RATE                                   78.58%        97.63%       101.15%       112.57%       104.87%

                                                       GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

                                                                               CLASS C SHARES
                                                  ------------------------------------------------------------------------
                                                                              YEAR ENDED 11/30
                                                        2003          2002          2001          2000          1999
Per Share Operating Performance:
NET ASSET VALUE, BEGINNING OF YEAR                   $    14.08    $    17.15    $    18.94    $    18.76    $    12.59
INVESTMENT OPERATIONS
 Net investment loss(a)                                    (.32)         (.32)         (.39)         (.38)         (.06)
 Net realized and unrealized gain (loss)                   3.58         (2.75)        (1.40)          .75          6.23
TOTAL FROM INVESTMENT OPERATIONS                           3.26         (3.07)        (1.79)          .37          6.17
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
  GAIN                                                       --            --            --          (.19)           --
NET ASSET VALUE, END OF YEAR                         $    17.34    $    14.08    $    17.15    $    18.94    $    18.76
TOTAL RETURN(b)                                           23.15%       (17.90)%       (9.45)%        1.96%        49.01%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions         2.44%         2.42%         2.37%         2.11%         1.07%
 Expenses, excluding waiver and expense reductions         2.44%         2.42%         2.37%         2.23%         2.30%
 Net investment loss                                      (2.12)%       (2.09)%       (2.14)%       (1.81)%        (.40)%

                                                                              YEAR ENDED 11/30
                                                  ------------------------------------------------------------------------
                                                        2003          2002          2001          2000          1999
SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000)                        $   79,415    $   55,115    $   52,272    $   49,656    $    8,438
PORTFOLIO TURNOVER RATE                                   78.58%        97.63%       101.15%       112.57%       104.87%


                                                                                                CLASS P SHARES
                                                                     -------------------------------------------------------------
                                                                                    YEAR ENDED 11/30               8/15/2000(c)
                                                                        ---------------------------------------         TO
                                                                            2003           2002         2001        11/30/2000
Per Share Operating Performance:
NET ASSET VALUE, BEGINNING OF PERIOD                                     $    14.47    $    17.53    $    19.23     $    21.48
INVESTMENT OPERATIONS
 Net investment loss(a)                                                        (.25)         (.24)         (.28)          (.09)
 Net realized and unrealized gain (loss)                                       3.70         (2.82)        (1.42)         (2.16)
TOTAL FROM INVESTMENT OPERATIONS                                               3.45         (3.06)        (1.70)         (2.25)
NET ASSET VALUE, END OF PERIOD                                           $    17.92    $    14.47    $    17.53     $    19.23
TOTAL RETURN(b)                                                               23.84%       (17.46)%       (8.84)%       (10.47)%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions                             1.89%         1.88%         1.80%           .45%(d)
 Expenses, excluding waiver and expense reductions                             1.89%         1.88%         1.80%           .49%(d)
 Net investment loss                                                          (1.57)%       (1.55)%       (1.52)%         (.44)%(d)

                                                                                    YEAR ENDED 11/30               8/15/2000(c)
                                                                        ---------------------------------------         TO
                                                                            2003           2002         2001        11/30/2000
SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)                                         $     6,310    $    1,620    $      294     $       44
PORTFOLIO TURNOVER RATE                                                       78.58%        97.63%       101.15%        112.57%


+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

TO OBTAIN INFORMATION

BY TELEPHONE.  For shareholder                         ADDITIONAL INFORMATION
account inquiries call the Fund at:
800-821-5129. For literature requests                  More information on the Fund is available
call the Fund at: 800-874-3733.

BY MAIL.  Write to the Fund at:                        ANNUAL/SEMI-ANNUAL REPORT
The Lord Abbett Family of Funds
90 Hudson Street                                       The Fund's Annual and Semi-Annual Reports
Jersey City, NJ 07302-3973                             contain more information about the Fund's
                                                       investments and performance. The Annual
VIA THE INTERNET.                                      Report also includes details about the market
LORD, ABBETT & CO. LLC                                 conditions and investment strategies that had
www.LordAbbett.com                                     a significant effect on the Fund's
                                                       performance during the last fiscal year.
Text only versions of Fund
documents can be viewed
online or downloaded from the                          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
SEC: www.sec.gov.
                                                       Provides more details about the Fund and its
You can also obtain copies by                          policies. A current SAI is on file with the
visiting the SEC's Public Reference                    Securities and Exchange Commission ("SEC")
Room in Washington, DC (phone                          and is incorporated by reference (is legally
202-942-8090) or by sending your                       considered part of this prospectus).
request and a duplicating fee to the
SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


Lord Abbett Mutual Fund shares are distributed by:     Lord Abbett Research Fund, Inc.                    LAGOF-1
            LORD ABBETT DISTRIBUTOR LLC                   Lord Abbett Growth Opportunities Fund           (4/04)
90 Hudson Street - Jersey City, New Jersey 07302-3973

                                                       SEC FILE NUMBERS: 811-6650

[LORD ABBETT LOGO]


APRIL 1,
 2004


PROSPECTUS

LORD ABBETT
    LARGE-CAP RESEARCH FUND
    SMALL-CAP VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                                    THE FUNDS

       Information about the goal,    Large-Cap Research Fund                 2
    principal strategy, main risks,   Small-Cap Value Fund                    5
     performance, fees, and expenses  Additional Investment Information       8
                                      Management                              9

                                 YOUR INVESTMENT

          Information for managing    Purchases                              10
                 your Fund account    Sales Compensation                     16
                                      Opening Your Account                   17
                                      Redemptions                            18
                                      Distributions and Taxes                18
                                      Services For Fund Investors            19

                              FINANCIAL INFORMATION

              Financial highlights    Large-Cap Research Fund                21
                                      Small-Cap Value Fund                   23

                             ADDITIONAL INFORMATION

 How to learn more about the Funds    Back Cover
       and other Lord Abbett Funds

                                                         LARGE-CAP RESEARCH FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and MULTINATIONAL COMPANIES with market capitalizations of at least $5 billion at the time of purchase. This market capitalization threshold may vary in response to changes in the markets. The Fund will provide shareholders with at least 60 days notice of any change in this policy. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.

     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS may limit the Fund's downside risk because value stocks are believed to be underpriced, and LARGE, SEASONED company stocks tend to be less volatile than the stocks of smaller companies.

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


[SIDENOTE]

WE OR THE FUND OR LARGE-CAP RESEARCH FUND refers to the Large-Cap Series, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.


MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.


SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                        ------------------------
                              LARGE-CAP RESEARCH FUND   Symbols: Class A - LRLCX
                                                                 Class B - LARBX
                                                                 Class C - LLRCX
                                                                 Class P - LRLPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) -- Class A Shares
--------------------------------------------------------------------------------

1994     +6.2%
1995    +34.8%
1996    +20.2%
1997    +23.4%
1998    +16.2%
1999    +17.4%
2000    +15.8%
2001    -10.0%
2002    -19.5%
2003    +31.1%

BEST QUARTER 4th Q '98   +18.9%
WORST QUARTER 3rd Q '02  -19.3%

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2003
--------------------------------------------------------------------------------



SHARE CLASS                          1 YEAR     5 YEARS      10 YEARS  LIFE OF FUND(1)
Class A Shares
Return Before Taxes                   23.54%      4.01%       11.63%          --
Return After Taxes on Distributions   23.44%      3.36%       10.01%          --
Return After Taxes on Distributions
 and Sale of Fund Shares              15.30%      3.09%        9.22%          --
Class B Shares                        26.30%      4.42%          --        10.21%
Class C Shares                        30.29%      4.70%          --         8.50%
Class P Shares                        32.03%        --           --         3.26%
S&P 500 Index(2)                      28.67%     -0.57%       11.06%          --
(reflects no deduction for fees,                                            9.40%(3)
expenses or taxes)                                                          7.44%(4)
                                                                           -2.44%(5)
S&P 500/Barra Value Index(2)          31.79%      1.95%       10.55%          --
(reflects no deduction for fees,                                            9.24%(3)
expenses or taxes)                                                          7.34%(4)
                                                                           -0.31%(5)


(1) The dates of inception for each class are: Class A-6/3/92; Class B-8/1/96; Class C-4/1/97; and Class P-4/28/99.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 7/31/96-12/31/03, to correspond with Class B period shown.
(4) Represents total return for the period 3/31/97-12/31/03, to correspond with Class C period shown.
(5) Represents total return for the period 4/30/99-12/31/03, to correspond with Class P period shown.

                                                         LARGE-CAP RESEARCH FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                        CLASS A   CLASS B(1)   CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly
 from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                               5.75%(2)    none        none        none
Maximum Deferred Sales Charge
  (See "Purchases")(3)                                   none(4)     5.00%       1.00%(5)    none
ANNUAL FUND OPERATING EXPENSES (Expenses
  deducted from Fund assets) (as a % of average
  net assets)
Management Fees (See "Management")                       0.75%       0.75%       0.75%       0.75%
Distribution and Service (12b-1) Fees(6)                 0.36%       1.00%       1.00%       0.45%
Other Expenses                                           0.35%       0.35%       0.35%       0.35%
Total Operating Expenses                                 1.46%       2.10%       2.10%       1.55%



(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS              1 YEAR        3 YEARS     5 YEARS     10 YEARS
Class A Shares           $  715        $ 1,010    $  1,327     $  2,221
Class B Shares           $  713        $   958    $  1,329     $  2,268
Class C Shares           $  313        $   658    $  1,129     $  2,431
Class P Shares           $  158        $   490    $    845     $  1,845


You would pay the following expenses if you did not redeem your shares:


SHARE CLASS             1 YEAR     3 YEARS        5 YEARS    10 YEARS
Class A Shares           $  715    $ 1,010        $  1,327   $  2,221
Class B Shares           $  213    $   658        $  1,129   $  2,268
Class C Shares           $  213    $   658        $  1,129   $  2,431
Class P Shares           $  158    $   490        $    845   $  1,845


[SIDENOTE]


MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            SMALL-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of less than $2 billion at the time of purchase. This market capitalization threshold may vary in response to changes in the markets. The Fund will provide shareholders with at least 60 days notice of any change in this policy. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.

     In selecting investments, the Fund attempts to invest in the securities of smaller, less well-known companies selling at reasonable prices in relation to our assessment of their potential value. The Fund chooses stocks using:

     - Quantitative research to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to the company's book value, its sales, the value of its assets, its earnings and cash flow.
     - Fundamental research to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with VALUE STOCKS. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in the prices of SMALL COMPANY STOCKS, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]

WE OR THE FUND OR SMALL-CAP VALUE FUND refers to the Small-Cap Value Series, a portfolio or series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals; although, as with all mutual funds, it cannot guarantee results.


SMALL COMPANY STOCKS are stocks of small companies which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.


VALUE STOCKS are stocks of companies we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                        ------------------------
                              SMALL-CAP VALUE FUND      Symbols: Class A - LRSCX
                                                                 Class B - LRSBX
                                                                 Class C - LSRCX
                                                                 Class P - LRSPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) -- Class A Shares
--------------------------------------------------------------------------------

1996    +30.5%
1997    +36.7%
1998     -7.4%
1999     +8.2%
2000    +33.5%
2001     +7.9%
2002    -11.1%
2003    +44.9%

BEST QUARTER 2nd Q '99   +22.9%
WORST QUARTER 3rd Q '98  -24.2%

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index and a more narrowly based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C and Class P shares are not shown in the table and will vary from those shown for Class A shares.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2003
--------------------------------------------------------------------------------



SHARE CLASS                           1 YEAR         5 YEARS      LIFE OF FUND(1)
Class A Shares
Return Before Taxes                   36.62%        13.62%            15.27%
Return After Taxes on Distributions   34.94%        12.68%            14.21%
Return After Taxes on Distributions
 and Sale of Fund Shares              25.11%        11.59%            13.11%
Class B Shares                        40.05%        14.13%            14.05%
Class C Shares                        44.00%        14.25%            13.32%
Class P Shares                        44.77%            -             14.74%
Russell 2000(R) Index(2)              47.25%         7.13%             8.78%(3)
(reflects no deduction for fees,                                       8.02%(4)
expenses or taxes)                                                     8.87%(5)
                                                                       5.84%(6)
Russell 2000(R) Value Index(2)        46.03%        12.28%            13.06%(3)
(reflects no deduction for fees,                                      12.28%(4)
expenses or taxes)                                                    12.43%(5)
                                                                      12.45%(6)


(1) The date of inception for each class is: Class A-12/13/95; Class B-11/15/96; Class C-4/1/97; and Class P-6/23/99.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/95 - 12/31/03, to correspond with Class A period shown.
(4) Represents total return for the period 11/30/96 - 12/31/03, to correspond with Class B period shown.
(5) Represents total return for the period 3/31/97 - 12/31/03, to correspond with Class C period shown.
(6) Represents total return for the period 6/30/99 - 12/31/03, to correspond with Class P period shown.

                                                            SMALL-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                CLASS A    CLASS B(1)   CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly
  from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                       5.75%(2)    none        none         none
Maximum Deferred Sales Charge
  (See "Purchases")(3)                           none(4)     5.00%       1.00%(5)     none
ANNUAL FUND OPERATING EXPENSES (Expenses
  deducted from Fund assets) (as a % of
  average net assets)
Management Fees (See "Management")               0.75%       0.75%       0.75%        0.75%
Distribution and Service (12b-1) Fees(6)         0.38%       1.00%       1.00%        0.45%
Other Expenses                                   0.32%       0.32%       0.32%        0.32%
Total Annual Fund Operating Expenses             1.45%       2.07%       2.07%        1.52%



(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS              1 YEAR          3 YEARS            5 YEARS          10 YEARS
Class A Shares           $  714          $ 1,007           $  1,322          $  2,210
Class B Shares           $  710          $   949           $  1,314          $  2,242
Class C Shares           $  310          $   649           $  1,114          $  2,400
Class P Shares           $  155          $   480           $    829          $  1,813



You would pay the following expenses if you did not redeem your shares:



SHARE CLASS              1 YEAR          3 YEARS            5 YEARS          10 YEARS
Class A Shares           $  714          $ 1,007           $  1,322          $  2,210
Class B Shares           $  210          $   649           $  1,114          $  2,242
Class C Shares           $  210          $   649           $  1,114          $  2,400
Class P Shares           $  155          $   480           $    829          $  1,813


[SIDENOTE]


MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION


     This section describes some of the investment techniques that might be used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.


     CONVERTIBLE SECURITIES. The Funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.


     DEPOSITARY RECEIPTS. The Funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.


     FOREIGN SECURITIES. The Funds may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Funds is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.


     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $74 billion in more than 40 mutual fund portfolios and other advisory accounts as of January 30, 2004.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly. For the fiscal year ended November 30, 2003, the fee paid to Lord Abbett was at a rate of 0.75 of 1% of each Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     LARGE-CAP RESEARCH FUND. The senior members of the team are Robert G. Morris, Eli Salzmann, and Sholom Dinsky. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Morris is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1971. Mr. Salzmann, Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997 and has been in the investment business since 1986. Mr. Dinsky, Partner and Large Cap Value Investment Manager, joined Lord Abbett in 2000 from Prudential Asset Management, where he served as Managing Director. Mr. Dinsky is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1967.

     SMALL-CAP VALUE FUND. Robert P. Fetch, Partner and Small-Cap Value Senior Investment Manager, heads the Fund's team. Mr. Fetch joined Lord Abbett in 1995, is a holder of a Charter Financial Analyst designation, and has been in the investment business since 1983.

                                 YOUR INVESTMENT


PURCHASES

     Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

     NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV. In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available are valued under fair value procedures approved by the Board. Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

[SIDENOTE]

THE SMALL-CAP VALUE FUND (CLASSES A, B, C AND P) IS NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENT PLANS AND FINANCIAL INTERMEDIARIES, AS DESCRIBED ON THE NEXT PAGE, THAT PROVIDE RECORDKEEPING OR ADVISORY SERVICES AND HAVE ENTERED INTO SPECIAL ARRANGEMENTS WITH THE FUND OR LORD ABBETT DISTRIBUTOR LLC. QUALIFIED PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY OPEN NEW PARTICIPANT ACCOUNTS. OTHER QUALIFIED PLANS THAT ARE CONSIDERING THE FUND AS AN INVESTMENT OPTION SHOULD CONTACT THE DISTRIBUTOR OF THE FUND, LORD ABBETT DISTRIBUTOR, FOR APPROVAL. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND. IN ADDITION, PARTNERS AND EMPLOYEES OF LORD ABBETT ARE ELIGIBLE TO PURCHASE SHARES OF THE FUND.

     We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of a Fund, raise their expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

     All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------

CLASS A - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

        - generally lowest annual expenses due to lower 12b-1 fees

CLASS B - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

        - higher annual expenses than Class A shares due to higher 12b-1 fees

        - automatically converts to Class A shares after eight years

CLASS C - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

        - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P - available only to certain investors

        - no front-end sales charge and no CDSC

        - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------



                                                         TO COMPUTE       MAXIMUM DEALER'S
                         AS A % OF       AS A % OF     OFFERING PRICE       CONCESSION
YOUR INVESTMENT        OFFERING PRICE  YOUR INVESTMENT   DIVIDE NAV BY  (% OF OFFERING PRICE)
---------------------------------------------------------------------------------------------
Less than $50,000          5.75%            6.10%             .9425            5.00%
$50,000 to $99,999         4.75%            4.99%             .9525            4.00%
$100,000 to $249,999       3.95%            4.11%             .9605            3.25%
$250,000 to $499,999       2.75%            2.83%             .9725            2.25%
$500,000 to $999,999       1.95%            1.99%             .9805            1.75%
$1,000,000 and over   No Sales Charge                        1.0000                +



 + See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the applicable Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary


[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.


PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE AT www.LordAbbett.com.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more,*

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,*

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

[SIDENOTE]
RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
Dealer Concession Schedule - Class A Shares
(for certain purchases without a front-end sales charge)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:



                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*      DEALER'S CONCESSION
--------------------------------------------------------------------
First $5 million              None               1.00%
Next $5 million above that    None               0.55%
Next $40 million above that   None               0.50%
Over $50 million              None               0.25%



* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. A Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, a Fund will waive any CDSC that might otherwise have applied to any such purchase.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

    1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

    2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

    3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts


[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."


ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------



ANNIVERSARY(1) OF THE DAY ON                        CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                            ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                        SUBJECT TO CHARGE)
On                            Before
                              1st                                5.0%
1st                           2nd                                4.0%
2nd                           3rd                                3.0%
3rd                           4th                                3.0%
4th                           5th                                2.0%
5th                           6th                                1.0%
on or after the 6th(2)                                          None



(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans(documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:



FEE                   CLASS A        CLASS B      CLASS C       CLASS P
-----------------------------------------------------------------------
Service                   .25%           .25%         .25%          .20%
Distribution              .10%*          .75%         .75%          .25%



* Class A shares also pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett and Lord Abbett Distributor's own resources or from distribution fees received from a Fund and may be made in the form of cash, or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT



     - Regular Account                                                   $ 1,000
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                      $   250
     - Uniform Gift to Minor Account                                     $   250
     - Invest-A-Matic                                                    $   250



     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on anongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     [NAME OF FUND]
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS


     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC,"


     "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.


     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


DISTRIBUTIONS AND TAXES


     Each Fund expects to pay you dividends from its net investment income as follows: semi-annually for Large-Cap Research Fund and annually for Small-Cap Value Fund. Each Fund expects to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund


[SIDENOTE]

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR. GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

  [Date]

[SEAL]
     shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives may be subject to a reduced tax rate if you meet the holding period requirement. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing


INVEST-A-MATIC     You can make fixed, periodic investments ($250 initial and
(Dollar-cost       $50 subsequent minimum) into your Fund account by means of
averaging)         automatic money transfers from your bank checking account.
                   See the Application for instructions.


DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares


SYSTEMATIC         You can make regular withdrawals from most Lord
WITHDRAWAL         Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")       paid to you from your account in fixed or variable amounts.
                   To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.


CLASS B SHARES     The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND        Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES     shares will be redeemed in the order described under "CDSC"
                   under "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                         LARGE-CAP RESEARCH FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                               CLASS A SHARES
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED 11/30
Per Share Operating Performance                         2003          2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                   $    21.27    $    24.75     $    26.83     $    25.32     $    21.91
INVESTMENT OPERATIONS
 Net investment income(a)                                   .08           .04            .06            .11            .08
 Net realized and unrealized gain (loss)                   3.53         (3.37)         (1.14)          2.74           3.60
TOTAL FROM INVESTMENT OPERATIONS                           3.61         (3.33)         (1.08)          2.85           3.68
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                       --            --           (.09)          (.03)          (.10)
 Net realized gain                                           --          (.15)          (.91)         (1.31)          (.17)
TOTAL DISTRIBUTIONS                                          --          (.15)         (1.00)         (1.34)          (.27)
NET ASSET VALUE, END OF YEAR                         $    24.88    $    21.27     $    24.75     $    26.83     $    25.32
TOTAL RETURN(b)                                           16.97%       (13.52)%        (4.26)%        11.75%         16.99%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    1.46%         1.45%          1.45%          1.54%          1.43%
 Expenses, excluding expense reductions                    1.46%         1.45%          1.45%          1.54%          1.43%
 Net investment income                                      .36%          .16%           .22%           .46%           .33%
------------------------------------------------------------------------------------------------------------------------------



                                                                              YEAR ENDED 11/30
                                                     -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003          2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)                        $  261,231    $  201,315     $  234,533     $  200,064     $  169,844
PORTFOLIO TURNOVER RATE                                   34.98%        74.76%         81.79%         74.72%         60.59%
------------------------------------------------------------------------------------------------------------------------------



                                                                               CLASS B SHARES
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED 11/30
Per Share Operating Performance                         2003          2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                   $    20.70    $    24.25     $    26.37     $    25.03     $    21.71
INVESTMENT OPERATIONS
 Net investment loss(a)                                    (.06)         (.10)          (.10)          (.04)          (.09)
 Net realized and unrealized gain (loss)                   3.43         (3.30)         (1.11)          2.69           3.58
TOTAL FROM INVESTMENT OPERATIONS                           3.37         (3.40)         (1.21)          2.65           3.49
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
 GAIN                                                        --          (.15)          (.91)         (1.31)          (.17)
NET ASSET VALUE, END OF YEAR                         $    24.07    $    20.70     $    24.25     $    26.37     $    25.03
TOTAL RETURN(b)                                           16.28%       (14.10)%        (4.81)%        11.04%         16.21%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    2.10%         2.06%          2.07%          2.15%          2.11%
 Expenses, excluding expense reductions                    2.10%         2.06%          2.07%          2.15%          2.11%
 Net investment loss                                       (.28)%        (.45)%         (.39)%         (.16)%         (.35)%
------------------------------------------------------------------------------------------------------------------------------



                                                                              YEAR ENDED 11/30
                                                     -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003          2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)                        $   80,542    $   70,636     $   85,011     $   79,968     $   68,590
PORTFOLIO TURNOVER RATE                                   34.98%        74.76%         81.79%         74.72%         60.59%
------------------------------------------------------------------------------------------------------------------------------

                                                         LARGE-CAP RESEARCH FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS C SHARES
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED 11/30
Per Share Operating Performance                         2003          2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                   $    20.77    $    24.27     $    26.41     $    25.05     $    21.73
INVESTMENT OPERATIONS
 Net investment loss(a)                                    (.06)         (.06)          (.11)          (.03)          (.09)
 Net realized and unrealized gain (loss)                   3.44         (3.29)         (1.12)          2.70           3.58
TOTAL FROM INVESTMENT OPERATIONS                           3.38         (3.35)         (1.23)          2.67           3.49
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
 GAIN                                                        --          (.15)          (.91)         (1.31)          (.17)
NET ASSET VALUE, END OF YEAR                         $    24.15    $    20.77     $    24.27     $    26.41     $    25.05
TOTAL RETURN(b)                                           16.27%       (13.88)%        (4.88)%        11.12%         16.20%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    2.10%         1.87%          2.10%          2.15%          2.11%
 Expenses, excluding expense reductions                    2.10%         1.87%          2.10%          2.15%          2.11%
 Net investment loss                                       (.28)%        (.26)%         (.43)%         (.14)%         (.35)%
------------------------------------------------------------------------------------------------------------------------------



                                                                              YEAR ENDED 11/30
                                                     -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003          2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)                        $   36,778    $   32,109     $   37,149     $   26,954     $   17,567
PORTFOLIO TURNOVER RATE                                   34.98%        74.76%         81.79%         74.72%         60.59%
------------------------------------------------------------------------------------------------------------------------------



                                                                                CLASS P SHARES
                                                     -------------------------------------------------------------------------
                                                                          YEAR ENDED 11/30                     4/28/1999(c)
                                                     --------------------------------------------------------       TO
Per Share Operating Performance                         2003          2002           2001           2000        11/30/1999
NET ASSET VALUE, BEGINNING OF PERIOD                 $    21.37    $    24.87     $    26.92     $    25.36     $    25.09
INVESTMENT OPERATIONS
 Net investment income(a)                                   .02           .02            .07            .10            .09
 Net realized and unrealized gain (loss)                   3.62         (3.37)         (1.13)          2.78            .21
TOTAL FROM INVESTMENT OPERATIONS                           3.64         (3.35)         (1.06)          2.88            .30
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                       --            --           (.08)          (.01)          (.03)
 Net realized gain                                           --          (.15)          (.91)         (1.31)             -
TOTAL DISTRIBUTIONS                                          --          (.15)          (.99)         (1.32)          (.03)
NET ASSET VALUE, END OF PERIOD                       $    25.01    $    21.37     $    24.87     $    26.92     $    25.36
TOTAL RETURN(b)                                           17.03%       (13.54)%        (4.16)%        11.84%          1.20%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    1.55%+        1.51%          1.52%          1.60%           .92%(d)
 Expenses, excluding expense reductions                    1.55%+        1.51%          1.52%          1.60%           .92%(d)
 Net investment income                                      .27%+         .10%           .27%           .40%           .34%(d)
------------------------------------------------------------------------------------------------------------------------------



                                                                          YEAR ENDED 11/30                     4/28/1999(c)
                                                     --------------------------------------------------------       TO
SUPPLEMENTAL DATA:                                      2003          2002           2001           2000        11/30/1999
NET ASSETS, END OF PERIOD (000)                      $      152    $        1     $        1     $        1     $        1
PORTFOLIO TURNOVER RATE                                   34.98%        74.76%         81.79%         74.72%         60.59%
------------------------------------------------------------------------------------------------------------------------------



+   The ratios have been determined on a Fund basis.
(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Not annualized.

                                                            SMALL-CAP VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                               CLASS A SHARES
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED 11/30
Per Share Operating Performance                         2003          2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                   $    20.29    $    22.02     $    19.60     $    15.63     $    14.36
INVESTMENT OPERATIONS
 Net investment loss(a)                                    (.10)         (.07)          (.13)          (.19)          (.12)
 Net realized and unrealized gain (loss)                   6.81          (.48)          3.04           4.16           1.39
TOTAL FROM INVESTMENT OPERATIONS                           6.71          (.55)          2.91           3.97           1.27
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
 GAIN                                                     (1.34)        (1.18)          (.49)            --             --
NET ASSET VALUE, END OF YEAR                         $    25.66    $    20.29     $    22.02     $    19.60     $    15.63
TOTAL RETURN(b)                                           35.67%        (2.72)%        15.12%         25.40%          8.84%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    1.45%         1.41%          1.43%          1.60%          1.52%
 Expenses, excluding expense reductions                    1.45%         1.41%          1.44%          1.60%          1.52%
 Net investment loss                                       (.50)%        (.34)%         (.60)%        (1.04)%         (.80)%
------------------------------------------------------------------------------------------------------------------------------



                                                                              YEAR ENDED 11/30
                                                     -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003          2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)                        $  510,582    $  321,243     $  394,443     $  275,010     $  209,516
PORTFOLIO TURNOVER RATE                                   66.11%        77.12%         64.76%         76.21%         83.93%
------------------------------------------------------------------------------------------------------------------------------



                                                                               CLASS B SHARES
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED 11/30
Per Share Operating Performance                         2003          2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                   $    19.50    $    21.33     $    19.13     $    15.34     $    14.20
INVESTMENT OPERATIONS
 Net investment loss(a)                                    (.22)         (.20)          (.26)          (.29)          (.22)
 Net realized and unrealized gain (loss)                   6.50          (.45)          2.95           4.08           1.36
TOTAL FROM INVESTMENT OPERATIONS                           6.28          (.65)          2.69           3.79           1.14
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
 GAIN                                                     (1.34)        (1.18)          (.49)            --             --
NET ASSET VALUE, END OF YEAR                         $    24.44    $    19.50     $    21.33     $    19.13     $    15.34
TOTAL RETURN(b)                                           34.78%        (3.25)%        14.33%         24.71%          8.03%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    2.07%         2.04%          2.05%          2.23%          2.19%
 Expenses, excluding expense reductions                    2.07%         2.04%          2.06%          2.23%          2.19%
 Net investment loss                                      (1.12)%        (.97)%        (1.22)%        (1.67)%        (1.48)%
------------------------------------------------------------------------------------------------------------------------------



                                                                              YEAR ENDED 11/30
                                                     -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003          2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)                        $  182,437    $  153,101     $  182,555     $  153,894     $  155,495
PORTFOLIO TURNOVER RATE                                   66.11%        77.12%         64.76%         76.21%         83.93%
------------------------------------------------------------------------------------------------------------------------------

                                                            SMALL-CAP VALUE FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS C SHARES
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED 11/30
Per Share Operating Performance                         2003          2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                   $    19.52    $    21.31     $    19.13     $    15.34     $    14.20
INVESTMENT OPERATIONS
 Net investment loss(a)                                    (.22)         (.17)          (.28)          (.29)          (.22)
 Net realized and unrealized gain (loss)                   6.50          (.44)          2.95           4.08           1.36
TOTAL FROM INVESTMENT OPERATIONS                           6.28          (.61)          2.67           3.79           1.14
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
 GAIN                                                     (1.34)        (1.18)          (.49)            --             --
NET ASSET VALUE, END OF YEAR                         $    24.46    $    19.52     $    21.31     $    19.13     $    15.34
TOTAL RETURN(b)                                           34.74%        (3.07)%        14.22%         24.71%          8.03%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    2.07%         1.90%          2.16%          2.23%          2.19%
 Expenses, excluding expense reductions                    2.07%         1.90%          2.17%          2.23%          2.19%
 Net investment loss                                      (1.12)%        (.83)%        (1.32)%        (1.67)%        (1.48)%
------------------------------------------------------------------------------------------------------------------------------



                                                                              YEAR ENDED 11/30
                                                     -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003          2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)                        $   81,967    $   69,121     $   81,396     $   51,061     $   45,929
PORTFOLIO TURNOVER RATE                                   66.11%        77.12%         64.76%         76.21%         83.93%
------------------------------------------------------------------------------------------------------------------------------



                                                                                CLASS P SHARES
                                                     -------------------------------------------------------------------------
                                                                          YEAR ENDED 11/30                     6/23/1999(c)
                                                     --------------------------------------------------------       TO
Per Share Operating Performance                         2003          2002           2001           2000        11/30/1999
NET ASSET VALUE, BEGINNING OF PERIOD                 $    20.27    $    22.01     $    19.61     $    15.63     $    16.41
INVESTMENT OPERATIONS
 Net investment loss(a)                                    (.12)         (.08)          (.14)          (.20)          (.06)
 Net realized and unrealized gain (loss)                   6.80          (.48)          3.03           4.18           (.72)
TOTAL FROM INVESTMENT OPERATIONS                           6.68          (.56)          2.89           3.98           (.78)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
 GAIN                                                     (1.34)        (1.18)          (.49)            --             --
 Net asset value, end of period                      $    25.61    $    20.27     $    22.01     $    19.61     $    15.63
TOTAL RETURN(b)                                           35.48%        (2.72)%        15.01%         25.46%         (4.75)%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    1.52%         1.49%          1.50%          1.68%           .72%(d)
 Expenses, excluding expense reductions                    1.52%         1.49%          1.51%          1.68%           .72%(d)
 Net investment loss                                       (.57)%        (.42)%         (.66)%        (1.00)%        (.41)%(d)
------------------------------------------------------------------------------------------------------------------------------



                                                                          YEAR ENDED 11/30                     6/23/1999(c)
                                                     --------------------------------------------------------       TO
SUPPLEMENTAL DATA:                                      2003          2002           2001           2000        11/30/1999
NET ASSETS, END OF PERIOD (000)                      $   47,471    $   14,005     $    4,150     $        1     $        1
PORTFOLIO TURNOVER RATE                                   66.11%        77.12%         64.76%         76.21%         83.93%
------------------------------------------------------------------------------------------------------------------------------



(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Not annualized.

TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder                ADDITIONAL INFORMATION
account inquires call the Funds at:
800-821-5129.For literature requests              More information on each Fund is available free upon request,
call the Funds at: 800-874-3733.                  including the following:

BY MAIL. Write to the Funds at:                   ANNUAL/SEMI-ANNUAL REPORT
The Lord Abbett Family of Funds
90 Hudson Street                                  The Funds' Annual and Semi-Annual Reports contain more information about
Jersey City, NJ 07302-3973                        each Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a
VIA THE INTERNET.                                 significant effect on each Fund's performance during the last fiscal year.
LORD, ABBETT & CO. LLC
www.LordAbbett.com                                STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Text only versions of Fund                        Provides more details about the Funds and their policies. A current SAI is on
documents can be viewed                           file with the Securities and Exchange Commission ("SEC") and is incorporated
online or downloaded from                         by reference (is legally considered part of this prospectus).
the SEC: www.sec.gov.

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to the
SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.



[LORD ABBETT(R) LOGO]

                                                                Lord Abbett Research Fund, Inc.
                                                                        Large-Cap Series                                LARF-1
Lord Abbett Mutual Fund shares are distributed by:                      Small-Cap Value Series                          (4/04)
               LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

                                                              SEC FILE NUMBER: 811-6650

[LORD ABBETT LOGO]
LORD ABBETT
  AMERICA'S VALUE FUND

                                                                APRIL 1,

                                                                  2004

                                                               PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS P SHARES OF THE FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                              The FUND                                           PAGE
            What you should know    Goal                                          2
                  about the Fund    Principal Strategy                            2
                                    Main Risks                                    3
                                    Performance                                   4
                                    Fees and Expenses                             5
                                    Additional Investment Information             6
                                    Management                                    8

                             Your INVESTMENT

        Information for managing    Purchases                                     9
               your Fund account    Sales Compensation                            15
                                    Opening Your Account                          16
                                    Redemptions                                   17
                                    Distributions and Taxes                       17
                                    Services For Fund Investors                   18

                        Financial INFORMATION

                                    Financial Highlights                          20

                       Additional INFORMATION

How to learn more about the Fund    Back Cover
     and other Lord Abbett Funds

                                    THE FUND

GOAL

   The Fund's investment objective is to seek current income and capital appreciation.

PRINCIPAL STRATEGY


   To pursue this goal, the Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Fund generally uses a value approach to identify particular investments for the Fund. The mix of the Fund's investments at any time will depend on our judgments regarding the degree to which we believe specific securities are undervalued (that is, with the highest projected total return/yield potential) and is subject to change. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The Fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.


   In the case of equity securities, we focus on companies that we believe have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. We look for such factors as:

   - changes in economic and financial environments
   - new or improved products or services
   - new or rapidly expanding markets
   - changes in management or structure of the company
   - price increases for the company's products or services
   - improved efficiencies resulting from new technologies or changes in distribution
   - changes in government regulations, political or competitive conditions

   The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


   The Fund may invest in various types of fixed income securities, including investment grade debt securities, mortgage-related or other asset-backed securities, high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"), U.S. Government securities, and cash equivalents. In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued securities that we believe will produce a high total return. It is expected that a significant portion of the Fund's assets (as much as 30%) may be invested in high-yield debt securities. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions. Although the Fund may purchase securities with maturities of up to 30 years, during normal market conditions its average portfolio maturity is expected to be between 5 and 12 years.


[SIDENOTE]

WE OR THE FUND OR AMERICA'S VALUE FUND refers to Lord Abbett America's Value Fund, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                            AMERICA'S VALUE FUND

MAIN RISKS

   The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

   The value of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on VALUE STOCKS, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

   The value of the Fund's fixed income holdings and, consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.


   There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.


   The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment rate also will affect the price and volatility of a mortgage-related security.

   Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]


VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                         -----------------------
                                  AMERICA'S VALUE FUND  Symbols: Class A - LAMAX
                                                                 Class B - LAMBX
                                                                 Class C - LAMCX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

Bar Chart (per calendar year) -- Class A Shares

        2002            -7.7%
        2003           +21.8%

BEST QUARTER        4th Q '03           +12.5%
WORST QUARTER       3rd Q '02           -13.2%

   The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2003
--------------------------------------------------------------------------------



SHARE CLASS                                            1 YEAR     LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                                   14.80%          2.93%
 Return After Taxes on Distributions                   14.33%          2.29%
 Return After Taxes on Distributions
  and Sales of Fund Shares                              9.94%          2.14%
Class B Shares                                         17.06%          3.94%
Class C Shares                                         21.16%          5.41%
Class P Shares                                         21.94%          5.99%
S&P 500 Index(2)
 (reflects no deduction for fees, expenses or taxes)   28.67%          0.12%(3)



(1) The SEC declared the Fund effective on 12/27/01 for all classes of shares.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 12/31/01-12/31/03, to correspond with the Class A, B, C, and P shares period shown.

                                                            AMERICA'S VALUE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                  CLASS A   CLASS B(1)   CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                        5.75%(2)    none        none         none
Maximum Deferred Sales Charge (See "Purchases")(3)                 none(4)     5.00%       1.00%(5)     none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
 Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                 0.75%       0.75%       0.75%        0.75%
Distribution and Service (12b-1) Fees(6)                           0.36%       1.00%       1.00%        0.45%
Other Expenses                                                     0.35%       0.35%       0.35%        0.35%
Total Operating Expenses                                           1.46%       2.10%       2.10%        1.55%



(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS               1 YEAR           3 YEARS            5 YEARS           10 YEARS
Class A Shares             $ 715           $ 1,010            $ 1,327            $ 2,221
Class B Shares             $ 713           $   958            $ 1,329            $ 2,268
Class C Shares             $ 313           $   658            $ 1,129            $ 2,431
Class P Shares             $ 158           $   490            $   845            $ 1,845


You would pay the following expenses if you did not redeem your shares:


Class A Shares             $ 715           $ 1,010            $ 1,327            $ 2,221
Class B Shares             $ 213           $   658            $ 1,129            $ 2,268
Class C Shares             $ 213           $   658            $ 1,129            $ 2,431
Class P Shares             $ 158           $   490            $   845            $ 1,845


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION


   This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

   ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses. \


   CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.


   DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.


   FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

   LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

   RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.


   TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MANAGEMENT


   The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $74 billion in more than 40 mutual funds and other advisory accounts as of January 30, 2004.

   Lord Abbett is entitled to an annual management fee of .75% based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. For the fiscal year ended November 30, 2003, the fee paid to Lord Abbett was at a rate of .75% of the Fund's daily net assets.

   In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


   INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Edward von der Linde and Christopher J. Towle head the team. Mr. von der Linde, Partner and Investment Manager, joined Lord Abbett in 1988 and has been in the investment business since 1985. Mr. Towle, Partner and Investment Manager, joined Lord Abbett in 1987. Mr. Towle is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

                                 YOUR INVESTMENT

PURCHASES

   The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

   NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV. In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available are valued under fair value procedures approved by the Board. Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

   You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

   FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

   We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

   All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------

CLASS A   - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances
          - generally lowest annual expenses due to lower 12b-1 fees
CLASS B   - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
          - higher annual expenses than Class A shares due to higher 12b-1 fees
          - automatically converts to Class A shares after eight years
CLASS C   - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
          - higher annual expenses than Class A shares due to higher 12b-1 fees
CLASS P   - available only to certain investors
          - no front-end sales charge and no CDSC
          - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                                  TO COMPUTE        MAXIMUM DEALER'S
                            AS A % OF          AS A % OF        OFFERING PRICE         CONCESSION
YOUR INVESTMENT          OFFERING PRICE     YOUR INVESTMENT      DIVIDE NAV BY    (% OF OFFERING PRICE)
-------------------------------------------------------------------------------------------------------
Less than $50,000             5.75%              6.10%               .9425              5.00%
$50,000 to $99,999            4.75%              4.99%               .9525              4.00%
$100,000 to $249,999          3.95%              4.11%               .9605              3.25%
$250,000 to $499,999          2.75%              2.83%               .9725              2.25%
$500,000 to $999,999          1.95%              1.99%               .9805              1.75%
$1,000,000 and over      No Sales Charge                            1.0000                  +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

   REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

   determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

   - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

   - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

   The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

   FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE AT WWW.LORDABBETT.COM.

   CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

   - purchases of $1 million or more, *
   - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees, *
   - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, *
   - purchases made with dividends and distributions on Class A shares of another Eligible Fund,
   - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS
include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs
- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
- Defined Contribution Plans

   - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,
   - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,
   - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,


   - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or
   - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.


   SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

   * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

   DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

   - purchases of $1 million or more,
   - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or
   - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
Dealer Concession Schedule - Class A Shares
(for certain purchases without a front-end sales charge)
--------------------------------------------------------------------------------
The dealer concession received is based on the amount of the Class A share investment as follows:

                                      FRONT-END
CLASS A INVESTMENTS                   SALES CHARGE*           DEALER'S CONCESSION
First $5 million                      None                    1.00%
Next $5 million above that            None                    0.55%
Next $40 million above that           None                    0.50%
Over $50 million                      None                    0.25%

*  Class A shares purchased without a sales charge will be subject to a 1%
   CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

   Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. The Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, the Fund will waive any CDSC that might otherwise have applied to any such purchase.

   Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

 1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)
 2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)
 3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

   CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

   The Class A share CDSC generally will not be assessed under the following circumstances:

   - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

   - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

   - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

   CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON                          CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                              ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                          SUBJECT TO CHARGE)
On                                  Before
                                    1st                            5.0%
1st                                 2nd                            4.0%
2nd                                 3rd                            3.0%
3rd                                 4th                            3.0%
4th                                 5th                            2.0%
5th                                 6th                            1.0%
on or after the 6th(2)                                            None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

   The Class B share CDSC generally will not be assessed under the following circumstances:

   - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans(documentation may be required)
   - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts - death of the shareholder
   - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

   SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

   CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

   CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

SALES COMPENSATION

   As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

   As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

 FEE                                CLASS A       CLASS B       CLASS C       CLASS P
-------------------------------------------------------------------------------------
 Service                                .25%          .25%          .25%          .20%
 Distribution                           .10%*         .75%          .75%          .25%

* Class A shares also pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

   The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

   ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett or Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash, or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

   In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

   SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

   SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

OPENING YOUR ACCOUNT

   IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

   MINIMUM INITIAL INVESTMENT

   - Regular Account                                                            $ 1,000
      - Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                            $   250
      - Uniform Gift to Minor Account                                           $   250
      - Invest-A-Matic                                                          $   250

   No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

   You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

   LORD ABBETT AMERICA'S VALUE FUND
   P.O. Box 219336
   Kansas City, MO 64121

   PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

   BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

REDEMPTIONS

   Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

   BY BROKER. Call your investment professional for instructions on how to redeem your shares.

   BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

   BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

   Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

   If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

   A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

   - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),
   - a redemption check payable to anyone other than the shareholder(s) of record,
   - a redemption check to be mailed to an address other than the address of record,
   - a redemption check payable to a bank other than the bank we have on file, or
   - a redemption for $50,000 or more.

   REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


   The Fund expects to pay you dividends from its net investment income semi-annually and to distribute any net capital gains annually as "capital gains distributions."


   Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  ROBERT A. DOE
  EXECUTOR OF THE ESTATE OF
  JOHN W. DOE

  [Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  MARY B. DOE

  By Mary B. Doe, President

  [Date]

[SEAL]

   The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives may be subject to a reduced tax rate if you meet the holding period requirement. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

   Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

   If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

   Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing

INVEST-A-MATIC          You can make fixed, periodic investments ($250 initial
(Dollar-cost            and $50 subsequent minimum) into your Fund account by
averaging)              means of automatic money transfers from your bank
                        checking account. See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC              You can make regular withdrawals from most Lord
WITHDRAWAL              Abbett-sponsored funds. Automatic cash withdrawals will
PLAN ("SWP")            be paid to you from your account in fixed or variable
                        amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least
                        $25,000, except in the case of a SWPestablished for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES          The CDSC will be waived on redemptions of up to 12% of
                        the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND             Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES          shares will be redeemed in the order described under
                        "CDSC" under "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

   TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

   EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

   REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

   ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

   HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

   ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

   SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                            AMERICA'S VALUE FUND

                                FINAL INFORMATION

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                  CLASS A SHARES                   CLASS B SHARES
                                                           ---------------------------       -------------------------
                                                                         12/19/2001(a)                   12/19/2001(a)
                                                           YEAR ENDED        TO              YEAR ENDED       TO
PER SHARE OPERATING PERFORMANCE                            11/30/2003    11/30/2002          11/30/2003   11/30/2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $     9.45    $    10.00          $     9.40    $    10.00
 Unrealized appreciation on investments                                         .01                               .01
 Net asset value on SEC Effective Date                                   $    10.01                        $    10.01
INVESTMENT OPERATIONS
 Net investment income(b)                                         .31           .29                 .25           .24
 Net realized and unrealized gain (loss)                          .79          (.80)                .79          (.81)
TOTAL FROM INVESTMENT OPERATIONS                                 1.10          (.51)               1.04          (.57)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME         (.26)         (.05)               (.21)         (.04)
NET ASSET VALUE, END OF PERIOD                             $    10.29    $     9.45          $    10.23    $     9.40
TOTAL RETURN(c)                                                                 .10%(d)(e)                        .10%(d)(e)
TOTAL RETURN(c)                                                 11.97%        (5.10)%(d)(f)       11.35%        (5.69)%(d)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions               1.35%         1.29%(d)            1.99%         1.85%(d)
 Expenses, excluding waiver and expense reductions               1.46%         2.25%(d)            2.10%         2.81%(d)
 Net investment income                                           3.24%         2.99%(d)            2.60%         2.43%(d)

                                                                        12/19/2001(a)                     12/19/2001(a)
                                                           YEAR ENDED        TO              YEAR ENDED        TO
SUPPLEMENTAL DATA:                                         11/30/2003    11/30/2002          11/30/2003    11/30/2002
NET ASSETS, END OF PERIOD (000)                            $  128,030    $   21,467          $    9,398    $    2,283
PORTFOLIO TURNOVER RATE                                         28.71%        33.71%              28.71%        33.71%

                                                                   CLASS C SHARES
                                                           ---------------------------
                                                                         12/19/2001(a)
                                                           YEAR ENDED         TO
PER SHARE OPERATING PERFORMANCE                            11/30/2003    11/30/2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $     9.41    $    10.00
 Unrealized appreciation on investments                                         .01
 Net asset value on SEC Effective Date                                   $    10.01
INVESTMENT OPERATIONS
 Net investment income(b)                                         .24           .24
 Net realized and unrealized gain (loss)                          .80          (.79)
TOTAL FROM INVESTMENT OPERATIONS                                 1.04          (.55)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME         (.20)         (.05)
NET ASSET VALUE, END OF PERIOD                             $    10.25    $     9.41
TOTAL RETURN(c)                                                                 .10%(d)(e)
TOTAL RETURN(c)                                                 11.27%        (5.54)%(d)(f)
RATIOS TO AVERAGE NET ASSETS
Expenses, including waiver and expense reductions                1.99%         1.85%(d)
Expenses, excluding waiver and expense reductions                2.10%         2.81%(d)
Net investment income                                            2.60%         2.43%(d)

                                                                         12/19/2001(a)
                                                           YEAR ENDED        TO
SUPPLEMENTAL DATA:                                         11/30/2003    11/30/2002
NET ASSETS, END OF PERIOD (000)                            $    5,902    $    2,538
PORTFOLIO TURNOVER RATE                                         28.71%        33.71%

                                                            AMERICA'S VALUE FUND

                                                                  CLASS P SHARES
                                                           ---------------------------
                                                                         12/19/2001(a)
                                                           YEAR ENDED         TO
PER SHARE OPERATING PERFORMANCE                            11/30/2003    11/30/2002
NET ASSET VALUE, BEGINNING OF PERIOD                       $     9.45    $    10.00
 Unrealized appreciation on investments                                         .01
 Net asset value on SEC Effective Date                                   $    10.01
INVESTMENT OPERATIONS
 Net investment income(b)                                         .31           .28
 Net realized and unrealized gain (loss)                          .80          (.80)
TOTAL FROM INVESTMENT OPERATIONS                                 1.11          (.52)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME         (.25)         (.04)
NET ASSET VALUE, END OF PERIOD                             $    10.31    $     9.45
TOTAL RETURN(c)                                                                 .10%(d)(e)
TOTAL RETURN(c)                                                 12.03%        (5.20)%(d)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions               1.44%         1.35%(d)
 Expenses, excluding waiver and expense reductions               1.55%         2.31%(d)
 Net investment income                                           3.15%         2.93%(d)

                                                                         12/19/2001(a)
                                                           YEAR ENDED         TO
SUPPLEMENTAL DATA:                                         11/30/2003    11/30/2002
NET ASSETS, END OF PERIOD (000)                            $        1    $        1
PORTFOLIO TURNOVER RATE                                         28.71%        33.71%


+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 12/27/2001.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/19/2001 through 12/26/2001.
(f)  Total return for the period 12/27/2001 through 11/30/2002.

TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder               ADDITIONAL INFORMATION
account inquires call the Fund at:
800-821-5129. For literature requests
call the Fund at: 800-874-3733.
                                               More information on the Fund is or will be available free upon request,
BY MAIL. Write to the Fund at:                 including the following:
The Lord Abbett Family of Funds
90 Hudson Street                               ANNUAL/SEMI-ANNUAL REPORT
Jersey City, NJ 07302-3973                     The Fund's Annual and Semi-Annual Reports contain more information about the
                                               Fund's investments and performance. The Annual Report also includes details
VIA THE INTERNET.                              about the market conditions and investment strategies that had a significant
LORD, ABBETT & CO. LLC                         effect on the Fund's performance during the last fiscal year.
www.LordAbbett.com
                                               STATEMENT OF ADDITIONAL INFORMATION ("SAI")
Text only versions of Fund                     Provides more details about the Fund and its policies. A current SAI is on
documents can be viewed                        file with the Securities and Exchange Commission ("SEC") and is incorporated
online or downloaded directly                  by reference (is legally considered part of this prospectus).
from the SEC: www.sec.gov.

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to the
SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.


[LORD ABBETT LOGO]


  Lord Abbett Mutual Fund shares are distributed by:      Lord Abbett Research Fund, Inc. -
           LORD ABBETT DISTRIBUTOR LLC                        Lord Abbett America's Value Fund     LA-AMF-1
90 Hudson Street - Jersey City, New Jersey 07302-3973                                              (4/04)


                            SEC FILE NUMBER: 811-6650

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2004

                         LORD ABBETT RESEARCH FUND, INC.
                              AMERICA'S VALUE FUND
                            GROWTH OPPORTUNITIES FUND
                             LARGE-CAP RESEARCH FUND
                              SMALL-CAP VALUE FUND
                          (CLASS A, B, C, AND P SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for Large-Cap Series ("Large-Cap Research Fund") and Small-Cap Value Series ("Small-Cap Value Fund"), for Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund") and for Lord Abbett America's Value Fund ("America's Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated April 1, 2004.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Reports to Shareholders contain additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.



          TABLE OF CONTENTS                                                   PAGE
          1.    Fund History                                                   2
          2.    Investment Policies                                            2
          3.    Management of the Funds                                       12
          4.    Control Persons and Principal Holders of Securities           18
          5.    Investment Advisory and Other Services                        19
          6.    Brokerage Allocations and Other Practices                     20
          7.    Classes of Shares                                             22
          8.    Purchases, Redemptions, and Pricing                           27
          9.    Taxation of the Funds                                         30
          10.   Underwriter                                                   32
          11.   Performance                                                   32
          12.   Financial Statements                                          34
                Appendix A - Bond Ratings                                     35
                Appendix B - Proxy Voting Policies and Procedures

                                       1.
                                  FUND HISTORY


Lord Abbett Research Fund, Inc. (the "Company") was incorporated in Maryland on April 6, 1992. The Company has 1,000,000,000 authorized capital stock, $0.001 par value. The Company has four funds or series (each a "Fund"), all of which are offered by this SAI: America's Value Fund, Growth Opportunities Fund, Large-Cap Research Fund, and Small-Cap Value Fund. The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund consists of five classes of shares: Class A, Class B, Class C, Class P, and Class Y. The Board of Directors will allocate the authorized shares of capital stock among the Funds and classes from time to time. Only shares of Classes A, B, C, and P are offered by this SAI. The Funds' Class Y shares are described in a separate statement of additional information.


                                       2.
                               INVESTMENT POLICIES


FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shares.


Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of each Fund's gross assets, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the "Board") without shareholder approval.


Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;


     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;


     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Large-Cap Research Fund, Small-Cap Value Fund and Growth Opportunities Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);


     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a foreign exchange);


     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Company's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than Company shares.


Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, 2003 and 2002, the portfolio turnover rates were 78.58% and 97.63%, respectively, for Growth Opportunities Fund; 34.98% and 74.76%, respectively, for Large-Cap Research Fund; 66.11% and 77.12%, respectively, for Small-Cap Value Fund.

For the fiscal year ended November 30, 2003 and the period December 19, 2001 to November 30, 2002, the portfolio turnover rates were 28.71% and 33.71%, respectively, for America's Value Fund.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.


CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.


DEBT SECURITIES. Consistent with their respective investment objectives, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.


DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks. ADRs are not considered to be foreign securities for purposes of each Fund's limitation on investments in foreign securities.


FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, the Funds may, but are not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Funds may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Funds generally do not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Funds may engage in transactions in options on currencies either on exchanges or OTC markets.


Each Fund will not speculate in foreign exchange transactions. Accordingly, each Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. Each Fund may, however, hedge a currency by entering into a foreign exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). Each Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Funds will use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds' hedging strategies will be ineffective. To the extent that the Funds hedge against anticipated currency movements that do not occur, the Funds may realize losses. Foreign exchange transactions may subject the Funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Funds cross-hedge, the Funds will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. Each Fund may invest in foreign securities in accordance with its investment objectives and policies. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

   - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
   - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
   - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
   - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
   - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
   - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
   - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
   - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.


The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present substantial risks, including the following:

   - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
   - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
   - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
   - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
   - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
   - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
   - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although the Funds have no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Funds' portfolios, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Funds have not entered into any stock futures contracts and have no present intention to do so.


HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. America's Value Fund may invest up to 30% of its assets in high-yield debt securities. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:


   - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

   -   tend to be less sensitive to interest rate changes; and

   - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.


In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Funds seek to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Funds do not have any minimum rating criteria applicable to the fixed income securities in which they invest.


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

   -   Domestic and foreign securities that are not readily marketable.

   - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
   - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Growth Opportunities Fund, Large-Cap Research Fund and Small Cap-Value Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on any Fund investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Funds may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. In accordance with its investment objectives and policies, the America's Value Fund may invest in mortgage-related securities and may also invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.


     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.


PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.


Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, a Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.


SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.


STRUCTURED SECURITIES. America's Value Fund may invest up to 5% of its net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

   -   U.S. Government Securities.
   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
   -   Repurchase agreements.

U.S. GOVERNMENT SECURITIES. Each Fund, in accordance with their investment objective and policies, may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

     SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. Each Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHLBanks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. A Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       3.
                             MANAGEMENT OF THE FUND


The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser for each Fund.

INTERESTED DIRECTOR
-------------------
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.



                                   CURRENT POSITION
NAME, ADDRESS AND                  LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                      WITH COMPANY             DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-----------------                  -----------------        ----------------------                 -------------------


ROBERT S. DOW                      Director and             Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC             Chairman since 1996      Investment Officer of Lord Abbett
90 Hudson Street                                            since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945



INDEPENDENT DIRECTORS
---------------------
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.



                                   CURRENT POSITION
NAME, ADDRESS AND                  LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                      WITH COMPANY             DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-----------------                  -----------------        ----------------------                 -------------------
E. THAYER BIGELOW                  Director since 1996      Managing General Partner, Bigelow      Currently serves as
Bigelow Media, LLC                                          Media, LLC (since 2000); Senior        director of Adelphia
41 Madison Ave., Suite 3810                                 Adviser, Time Warner Inc. (1998 -      Communications, Inc.,
New York, NY                                                2000); Acting Chief Executive          Crane Co., and Huttig
Date of Birth:  10/22/1941                                  Officer of Courtroom Television        Building Products Inc.
                                                            Network  (1997 - 1998); President
                                                            and Chief Executive Officer of Time
                                                            Warner Cable Programming, Inc.
                                                            (1991 - 1997).

WILLIAM H.T. BUSH                  Director since 1998      Co-founder and Chairman of the         Currently serves as
Bush-O'Donnell & Co., Inc.                                  Board of the financial advisory        director of Wellpoint
101 South Hanley Road                                       firm of Bush-O'Donnell & Company       Health Network, Inc., DT
Suite 1250                                                  (since 1986).                          Industries Inc., and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc.

ROBERT B. CALHOUN, JR.             Director since 1998      Managing Director of Monitor           Currently serves as
Monitor Clipper Partners                                    Clipper Partners (since 1997) and      director of Avondale,
650 Madison Ave., 9th  Fl.                                  President of Clipper Asset             Inc., and Interstate
New York, NY                                                Management Corp. (since 1991), both    Bakeries Corp.
Date of Birth:  10/25/1942                                  private equity investment funds.

JULIE A. HILL                      Director since 2004      Owner and CEO of the Hillsdale         Currently serves as
20 Via Diamante                                             Companies (1997 - present);            director of Wellpoint
Newport Coast, CA 92657                                     Founder, President and Owner of the    Health Networks, Inc.;
Date of Birth:  7/16/1946                                   Hiram-Hill and Hillsdale               Resources Connection
                                                            Developments  Companies from 1998 -    Inc.; Holcim (US) Inc.
                                                            2001.                                  (parent company Holcim
                                                                                                   Ltd.).

                                   CURRENT POSITION
NAME, ADDRESS AND                  LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                      WITH COMPANY             DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-----------------                  -----------------        ----------------------                 -------------------

FRANKLIN W. HOBBS                  Director since 2000      Senior Advisor (since April 2003)      Currently serves as
Houlihan Lokey Howard & Zukin                               and Former Chief Executive Officer     director of Adolph Coors
685 Third Ave.                                              of Houlihan Lokey Howard & Zukin,      Company.
New York, NY                                                an investment bank (January 2002 -
Date of Birth: 7/30/1947                                    April 2003); Chairman of Warburg
                                                            Dillon Read (1999 - 2001); Global
                                                            Head of Corporate Finance of SBC
                                                            Warburg Dillon Read (1997 - 1999);
                                                            Chief Executive Officer of Dillon,
                                                            Read & Co. (1994 - 1997).

C. ALAN MACDONALD                  Director since           Retired - General Business and         Currently serves as
415 Round Hill Road                1996; and Lead           Governance Consulting (since 1992);    director of Lincoln
Greenwich, CT                      Independent Director     formerly President and CEO of          Snacks, H.J. Baker, and
Date of Birth: 5/19/1933                                    Nestle Foods.                          Seix Fund, Inc.*

THOMAS J. NEFF                     Director since 1992      Chairman of Spencer Stuart, an         Currently serves as
Spencer Stuart                                              executive search consulting firm       director of Ace, Ltd.
277 Park Avenue                                             (since 1996); President of Spencer     and Exult, Inc.
New York, NY                                                Stuart (1979-1996).
Date of Birth: 10/2/1937


----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and Managing Partner of Lord Abbett.


OFFICERS
None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                           CURRENT POSITION         LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH COMPANY             OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------------         -------------------       ----------------------

ROBERT S. DOW                      Chief Executive          Elected in 1996           Managing Partner and Chief
(3/8/1945)                         Officer and                                        Investment Officer of Lord
                                   President                                          Abbett since 1996.

SHOLOM DINSKY                      Executive Vice           Elected in 2002           Partner and Large Cap Value
(3/24/1944)                        President                                          Investment Manager, joined
                                                                                      Lord Abbett in 2000,
                                                                                      formerly Managing Director
                                                                                      of Prudential Asset
                                                                                      Management, prior thereto
                                                                                      Director of Equity Research
                                                                                      and Senior Vice President
                                                                                      at Mitchell Hutchins Asset
                                                                                      Management.

NAME AND                           CURRENT POSITION         LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH COMPANY             OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------------         -------------------       ----------------------
ROBERT P. FETCH                    Executive Vice           Elected in 1997           Partner and Small-Cap Value
(2/18/1953)                                                                           Senior President Investment
                                                                                      Manager, joined Lord Abbett
                                                                                      in 1995.

KEVIN P. FERGUSON                  Executive Vice           Elected in 2001           Partner and Mid Cap Growth
(10/3/64)                                                                             Investment President
                                                                                      Manager, joined Lord Abbett
                                                                                      in 1999, formerly Portfolio
                                                                                      Manager/Senior Vice
                                                                                      President at Lynch & Mayer,
                                                                                      Inc.

ROBERT G. MORRIS                   Executive Vice           Elected in 1996           Partner and Director of
(11/6/1944)                        President                                          Equity Investments, joined

ELI M. SALZMANN                    Executive Vice           Elected in 1999           Partner and Director of
(3/24/1964)                        President                                          Institutional Equity
                                                                                      Investments, joined Lord
                                                                                      Abbett in 1997.

CHRISTOPHER J. TOWLE               Executive Vice           Elected in 2001           Partner and Investment
(10/12/1957)                       President                                          Manager, joined Lord Abbett
                                                                                      in 1987.

EDWARD K. VON DER LINDE            Executive Vice           Elected in 2001           Partner and Investment
(6/12/1960)                        President                                          Manager, joined Lord Abbett
                                                                                      in 1988.

TRACIE E. AHERN                    Vice President           Elected in 1999           Partner and Director of
(1/12/1968)                                                                           Portfolio Accounting and
                                                                                      Operations, joined Lord
                                                                                      Abbett in 1999, formerly
                                                                                      Vice President - Head of
                                                                                      Fund Administration of
                                                                                      Morgan Grenfell from 1998
                                                                                      to 1999, prior thereto Vice
                                                                                      President of Bankers Trust.

JOAN A. BINSTOCK                   Chief Financial          Elected in 1999           Partner and Chief
(3/4/1954)                         Officer and Vice                                   Operations Officer, joined
                                   President                                          Lord Abbett in 1999, prior
                                                                                      thereto Chief Operating
                                                                                      Officer of Morgan Grenfell.

DANIEL E. CARPER                   Vice President           Elected in 1993           Partner, joined Lord Abbett
(1/22/1952)                                                                           in 1979.

PAUL A. HILSTAD                    Vice  President and      Elected in 1995           Partner and General
(12/13/1942)                       Secretary                                          Counsel, joined Lord Abbett
                                                                                      in 1995.

LAWRENCE H. KAPLAN                 Vice President and       Elected in 1997           Partner and Deputy General
(1/16/1957)                        Assistant Secretary                                Counsel, joined Lord Abbett
                                                                                      in 1997.

A. EDWARD OBERHAUS, III            Vice President           Elected in 1996           Partner and Manager of
(12/21/1959)                                                                          Equity Trading, joined Lord
                                                                                      Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President and       Elected in 2000           Assistant General Counsel,
(11/12/1957)                       Assistant Secretary                                joined Lord Abbett in 1999,
                                                                                      formerly Assistant General
                                                                                      Counsel of Prudential
                                                                                      Investments from 1998 to
                                                                                      1999, prior thereto Counsel
                                                                                      of Drinker, Biddle & Reath
                                                                                      LLP, a law firm.

BERNARD J. GRZELAK                 Treasurer                Elected in 2003           Director of Fund
(6/12/1971)                                                                           Administration, joined Lord
                                                                                      Abbett in 2003, formerly
                                                                                      Vice President, Lazard
                                                                                      Asset Management from 2000
                                                                                      to 2003, prior thereto
                                                                                      Manager of Deloitte &
                                                                                      Touche, LLP.



COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs, and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times.

APPROVAL OF ADVISORY CONTRACT
At a meeting on December 11, 2003, the Board, including all of its Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.


INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:


INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.


LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.


NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Funds' transfer agent, custodian, and subcustodians.


EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.


ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Company for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.


(1)                            (2)                            (3)
                               FOR FISCAL YEAR ENDED          FOR YEAR ENDED DECEMBER 31, 2003
                               NOVEMBER 30, 2003              TOTAL COMPENSATION PAID BY THE
                               AGGREGATE COMPENSATION         COMPANY AND THIRTEEN OTHER LORD
NAME OF DIRECTOR               ACCRUED BY THE COMPANY(1)      LORD ABBETT-SPONSORED FUNDS(2)
----------------               -------------------------      ------------------------------
E. Thayer Bigelow              $ 4,557                        $ 95,000
William H.T. Bush              $ 4,515                        $ 94,000
Robert B. Calhoun, Jr.         $ 4,737                        $ 99,000
Stewart S. Dixon*              $   624                        $      0
Julie A. Hill**                   None                            None
Franklin W. Hobbs              $ 4,557                        $ 95,000
C. Alan MacDonald              $ 4,628                        $ 96,500
Thomas J. Neff                 $ 4,508                        $ 94,000
James F. Orr, III***           $ 1,178                        $ 11,833


----------
*Retired December 31, 2002.
**Elected effective February 1, 2004.
***Resigned March 3, 2003.


     1. Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $1,213, $1,916, $4,737, $303, $4,557, $1,213, $4,508, and $1,178, respectively.

     2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2003, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Company and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                    AGGREGATE DOLLAR
                                       ----------------------------------------------               RANGE OF EQUITY SECURITIES
                                                 GROWTH           LARGE-CAP                                   IN LORD
NAME OF DIRECTOR           AMERICA'S VALUE    OPPORTUNITIES        RESEARCH       SMALL-CAP VALUE     ABBETT-SPONSORED FUNDS
----------------           ---------------    -------------     ---------------   ---------------   --------------------------
Robert S. Dow               Over $100,000     Over $100,000     Over $100,000      Over $100,000           Over $100,000
E. Thayer Bigelow             $1-$10,000       $1-$10,000       $10,001-$50,000    Over $100,000           Over $100,000
William H. T. Bush            $1-$10,000       $1-$10,000          $1-$10,000        $1-$10,000            Over $100,000
Robert B. Calhoun, Jr.        $1-$10,000       $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000
Stewart S. Dixon*                None             None                None              None               Over $100,000
Julie A. Hill**                  None             None                None              None                   None
Franklin W. Hobbs             $1-$10,000       $1-$10,000          $1-$10,000        $1-$10,000            Over $100,000
C. Alan MacDonald             $1-$10,000       $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000
Thomas J. Neff                $1-$10,000       $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000
James F. Orr, III***          $1-$10,000       $1-$10,000          $1-$10,000        $1-$10,000            Over $100,000


----------
*Retired December 31, 2002.

**Elected effective February 1, 2004.
***Resigned March 3, 2003.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.


PROXY VOTING


Each Fund has delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix A.

In addition, the Funds will be required to file new Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Funds' Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that each Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 2, 2004, the Funds' officers and Directors, as a group, owned less than 1% of the outstanding shares of each class of Growth Opportunities Fund and America's Value Fund and owned 2.53% of Large-Cap Research Fund, and owned 1.59% of Small-Cap Value Fund. As of March 4, 2003, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following shareholders owned more than 5% of a particular class of the Funds' outstanding shares:



AMERICA'S VALUE FUND
--------------------
Hartford Life Separate Account 401
401KPlan
PO Box 2999
Hartford, CT                                         Class P           99.33%

GROWTH OPPORTUNITIES FUND
-------------------------
ING Life Insurance and Annuity
Separate Account F
TN41 151 Farmington Ave.
Hartford, CT  06104                                  Class P           7.42%

MFS Heritage Trust Co.
TR FBO Command Alko
Incorporated 401K Plan
1133 Penn Ave.
Pittsburgh, PA  15222                                Class P           6.82%

Raymond W Buehlet

TR FBO Scheider Downs & Co.
1133 Penn Ave.
Pittsburgh, PA 15222                                 Class P           14.24%

Stephen Germain
Richard Germain
Robert Germain
TR FBO Germain 401K
1133 Penn Ave.
Pittsburgh, PA  15222                                Class P           5.14%

SMALL-CAP VALUE FUND
--------------------
ING Life Insurance and Annuity
151 Farmington Ave.
Hartford, CT  06156                                  Class A           6.25%

Union Bank TR Nominee
Select Benefit Omnibous Acct
401K Plan
PO Box 85484
San Diego, CA  92186                                 Class P           8.32%

Smith Barney Multi Choice Group
TR Smith Barney Corporate Trust
2 Tower Center
PO Box 1063
East Brunswick, NJ  08816                            Class P           19.06%

Hartford Life
Separate Account 401
PO Box 2999
Hartford, CT  06104                                  Class P           13.68%

LARGE-CAP RESEARCH FUND
-----------------------
Hartford Life Separate Account 401
PO Box 2999
Hartford, CT 06104                                   Class P           99.22%


Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT MANAGER
As described under "Management" in the Prospectuses, Lord Abbett is each Fund's investment manager. The following partners of Lord Abbett, are also officers of the Company: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Sholom Dinsky, Robert P. Fetch, Paul A. Hilstad, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, Eli M. Salzmann, Christopher J. Towle, and Edward K. von der Linde. Robert S. Dow is a partner of Lord Abbett and an officer and Director of the Company. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Lesley-Jane Dixon, Kevin P. Ferguson, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Rose, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates for each Fund are as follows:


   -   for America's Value Fund, at an annual rate of .75 of 1%;
   -   for Large-Cap Research Fund, at an annual rate of .75 of 1%; and
   -   for Small-Cap Value Fund, at an annual rate of .75 of 1%.

For Growth Opportunities Fund the annual rates are as follows:

..80 of 1% of the first $1 billion of average daily net assets.

..75 of 1% of the next $1 billion, and

..70 of 1% of the next $1 billion, and

..65 of 1% of assets over $3 billion

Effective April 1, 2004 Lord Abbett reduced its contractual management fee for Growth Opportunities Fund from .90 of 1% to the fee schedule shown above.

For the fiscal year ended November 30, 2003 and the period December 19, 2001 to November 30, 2002, Lord Abbett received $416,878 and $100,908, respectively in management fees with respect to America's Value Fund.

For the fiscal years ended November 30, 2003, 2002, and 2001 Lord Abbett received $3,921,950, $3,344,604 and $2,777,088, respectively, in management fees with respect to Growth Opportunities Fund.

For the fiscal years ended November 30, 2003, 2002, and 2001, Lord Abbett received $2,336,781, $2,466,732, and $2,490,633, respectively, in management fees with respect to Large-Cap Research Fund.

For the fiscal years ended November 30, 2003, 2002, and 2001, Lord Abbett received $5,367,791, $5,515,564, and $5,178,154, respectively, in management fees with respect to Small-Cap Value Fund.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the each of the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Funds. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, are the independent auditors of each Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in the Funds' Annual Reports to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.


Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through their own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Funds.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including each Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including each Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (I.E., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs us to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Specifically, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed accounts, second for wrap programs, by program, and finally for directed accounts.

For the fiscal year ended November 30, 2003, and the period December 19, 2001 to November 30, 2002, America's Value Fund paid total broker commissions paid on transactions of securities to independent broker-dealers of $139,189 and $57,623, respectively.

For the fiscal years ended November 30, 2003, 2002, and 2001, Growth Opportunities Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,383,800, $1,237,574, and $736,881, respectively.

For the fiscal years ended November 30, 2003, 2002, and 2001 Large-Cap Research Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $377,180, $956,806, and $930,468, respectively.

For the fiscal years ended November 30, 2003, 2002, and 2001, Small-Cap Value Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $2,247,526, $2,875,463, and $1,419,837, respectively.


                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares as described in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Funds' outstanding and entitled to vote at the meeting.


CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 24th month after the month in which you buy them, you may pay to a Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the each Fund's Prospectus.


CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.


CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the each Fund's Prospectus.


CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in each Fund's Prospectus. Class P shares are available to a limited number of investors.


RULE 12b-1 PLANS
CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund classes offered in this
SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectuses; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectuses for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended November 30, 2003, in connection with advertising and marketing activities, and payments Lord Abbett Distributor forwarded under the A Plan to dealers and other agents were:



America's Value Fund              --      $281 and $174,248 totaling $174,529
Growth Opportunities Fund         --      $0 and $1,218,479 totaling $1,218,479
Large-Cap Research Fund           --      $365 and $744,817 totaling $745,182
Small-Cap Value Fund              --      $13,354 and $1,370,882 totaling $1,384,236



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the B Plan for the fiscal year ended November 30, 2003, including payments Lord Abbett Distributor forwarded to dealers and other agents under the B Plan were:



America's Value Fund              --      $ 45,098
Growth Opportunities Fund         --      $ 749,309
Large-Cap Research Fund           --      $ 709,392
Small-Cap Value Fund              --      $ 1,542,484



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the C Plan for the fiscal year ended November 30, 2003, including payments Lord Abbett Distributor forwarded to dealers and other agents under the C Plan were:



America's Value Fund              --      $ 35,281
Growth Opportunities Fund         --      $ 617,953
Large-Cap Research Fund           --      $ 325,909
Small-Cap Value Fund              --      $ 693,262



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the P Plan for the fiscal year ended November 30, 2003, including payments Lord Abbett Distributor forwarded to dealers and other agents under the P Plan were



America's Value Fund              --      $ 4
Growth Opportunities Fund         --      $ 15,050
Large-Cap Research Fund           --      $ 177
Small-Cap Value Fund              --      $ 111,353


Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the outside Directors. As long as the Plans are in effect, the selection or nomination of outside Directors is committed to the discretion of the outside Directors.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.


CLASS A SHARES. As stated in the Prospectuses, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of up to 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.


CLASS B SHARES. As stated in the Prospectuses, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                   CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED       ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------       -------------------------------------------------
Before the 1st                              5.0%
On the 1st, before the 2nd                  4.0%
On the 2nd, before the 3rd                  3.0%
On the 3rd, before the 4th                  3.0%
On the 4th, before the 5th                  2.0%
On the 5th, before the 6th                  1.0%
On or after the 6th anniversary             None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectuses, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with a Fund and/or Lord Abbett Distributor, no

CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.


In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.


In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on a Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.


INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.


ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectuses for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.


HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Funds and Class C shareholders.

                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING

Information concerning how we value Fund shares is contained in the Prospectuses under "Purchases" and "Redemptions."


Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectuses, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with a Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares, f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or (j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares in the account during a certain period.

Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship.

EXCHANGES. Each Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of a Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by a Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.


"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and the Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and the Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.


LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectuses, Purchasers (as defined in the Prospectuses) may invest $50,000/$100,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectuses, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectuses for expedited redemption procedures.


The right to redeem and receive payment, as described in the Prospectuses, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.


SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at a Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of a Fund's shareholders to make redemption payments wholly in cash, a Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.


                                       9.
                              TAXATION OF THE FUNDS

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.


Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income, however, certain qualified dividends that a Fund receives are subject to a reduced tax rate of 15% (5% for taxpayers in the 10% or 15% tax brackets) if you meet the holding period requirement. Generally, you must have held your Fund shares for more than 60 days. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.


Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.


Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.

                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Company as follows:



                                         FISCAL YEAR ENDED NOVEMBER 30
                                         -----------------------------
                                    2003          2002          2001
                                    ----          ----          ----
Gross sales charge                  $ 7,659,734   $ 5,010,196   $ 5,335,570
Amount allowed to dealers           $ 1,195,231   $ 4,246,063   $ 4,524,277
                                    -----------   -----------   -----------
Net commissions received
by Lord Abbett Distributor          $ 6,464,503   $   764,133   $   811,293
                                    ===========   ===========   ===========

In addition, Lord Abbett Distributor, as the Funds' (Trust's) principal underwriter, received the following compensation for the fiscal year ended November 30, 2003:



                                          BROKERAGE
                      COMPENSATION        COMMISSIONS
                      ON REDEMPTION       IN CONNECTION              OTHER
                      AND REPURCHASE      WITH FUND TRANSACTIONS     COMPENSATION
                      --------------      ----------------------     ------------
Class A                  $ 0.0                    $ 0                $ 1,042,386.99

Class B                  $ 0.0                    $ 0                $       730.89*

Class C                  $ 0.0*                   $ 0                $     1,236.49*

Class P                  $ 0.0                    $ 0                $       454.54



* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.


                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectuses. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to a Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.


Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of November 30, 2003, for each Fund, per class, for one, five, and ten years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by a Fund after December 31, 2002, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                    1 YEAR    5 YEARS   10 YEARS    LIFE OF FUND
                                    ------    -------   --------    ------------
GROWTH OPPORTUNITIES FUND
Class A Shares Before Taxes          16.86%     6.22%          -    11.07% (8/1/95)
Class A Shares After
  Taxes on Distributions             16.86%     6.14%          -    9.30%
Class A Shares After Taxes on
  Distributions and Sale of
  Fund  Shares                       10.96%     5.33%          -    8.50%
Class B Shares                       19.22%     6.71%          -    10.59% (10/16/98)
Class C Shares                       23.15%     6.82%          -    10.11% (10/19/98)
Class P Shares                       23.84%        -           -    -5.35% (8/15/00)

LARGE-CAP RESEARCH FUND
Class A Shares Before Taxes          10.23%     3.60%      11.41%   -
Class A Shares After
  Taxes on Distributions             10.23%     2.88%       9.61%   -
Class A Shares After Taxes on
  Distributions and Sale of
  Fund Shares                         6.65%     2.69%       8.89%   -
Class B Shares                       12.28%     4.01%          -    9.49% (8/1/96)
Class C Shares                       16.27%     4.22%          -    7.70% (4/1/97)
Class P Shares                       17.03%        -           -    2.05% (4/28/99)

SMALL-CAP VALUE FUND
Class A Shares Before Taxes          27.85%    14.34%          -    15.03% (12/13/95)
Class A Shares After
  Taxes on Distributions             26.13%    13.67%          -    14.14%
Class A Shares After Taxes on
  Distributions and Sale of          18.73%    12.25%          -    12.88%
  Fund Shares
Class B Shares                       30.78%    14.85%          -    13.78% (11/15/96)
Class C Shares                       34.74%    14.98%          -    13.03% (4/1/97)
Class P Shares                       35.48%        -           -    14.32% (6/23/99)

AMERICA'S VALUE FUND
Class A Shares Before Taxes           5.50         -           -    0.08% (12/27/01)
Class A Shares After
  Taxes on Distributions              4.59         -           -    -0.47%
Class A Shares After Taxes on
  Distributions and Sale of
  Fund  Shares                        3.61         -           -    -0.24%
Class B Shares                        7.35         -           -    0.53% (12/27/01)
Class C Shares                       11.27         -           -    2.62% (12/27/01)
Class P Shares                       12.03         -           -    3.18% (12/27/01)


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.


Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.


                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett Research Fund, Inc.'s 2003 Annual Reports to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                                               NOVEMBER 21, 2003

                                   APPENDIX B

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

- Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
-  No dead-hand or no-hand pills.
- Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
- Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

[LORD ABBETT LOGO]

LORD ABBETT
   AMERICA'S VALUE FUND
   GROWTH OPPORTUNITIES FUND
   LARGE-CAP RESEARCH FUND
   SMALL-CAP VALUE FUND

                                                                        APRIL 1,

                                                                            2004


                                                                      PROSPECTUS
                                                                  CLASS Y SHARES



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


ONLY CLASS Y SHARES OF THE LARGE-CAP RESEARCH FUND AND THE SMALL-CAP VALUE FUND ARE AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                                    PAGE
                                    THE FUNDS

      Information about the goal,    America's Value Fund                             2
         principal strategy, main    Growth Opportunities Fund                        6
        risks, performance, fees,    Large-Cap Research Fund                          9
                     and expenses    Small-Cap Value Fund                             12
                                     Additional Investment Information                15
                                     Management                                       17

                                 YOUR INVESTMENT

         Information for managing    Purchases                                        18
                your Fund account    Redemptions                                      20
                                     Distributions and Taxes                          21
                                     Services For Fund Investors                      21

                              FINANCIAL INFORMATION

             Financial highlights    America's Value Fund                             22
                                     Growth Opportunities Fund                        23
                                     Large-Cap Research Fund                          24
                                     Small-Cap Value Fund                             25

                             ADDITIONAL INFORMATION

How to learn more about the Funds    Back Cover
      and other Lord Abbett Funds

                                                            AMERICA'S VALUE FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is to seek current income and capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Fund generally uses a value approach to identify particular investments for the Fund. The mix of the Fund's investments at any time will depend on our judgments regarding the degree to which we believe specific securities are undervalued (that is, with the highest projected total return/yield potential) and is subject to change. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The Fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.


     In the case of equity securities, we focus on companies that we believe have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. We look for such factors as:

     - changes in economic and financial environments

     - new or improved products or services

     - new or rapidly expanding markets

     - changes in management or structure of the company

     - price increases for the company's products or services

     - improved efficiencies resulting from new technologies or changes in distribution

     - changes in government regulations, political or competitive conditions

     The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund may invest in various types of fixed income securities, including investment grade debt securities, mortgage-related or other asset-backed securities, high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"), U.S. Government securities, and cash equivalents. In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued securities that we believe will produce a high total return. It is expected that a significant portion of the Fund's assets (as much as 30%) may be invested in high-yield debt securities. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions. Although the Fund may purchase securities with maturities of up to 30 years, during normal market conditions its average portfolio maturity is expected to be between 5 and 12 years.


[SIDENOTE]

WE OR THE FUND OR AMERICA'S VALUE FUND refers to Lord Abbett America's Value Fund, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                            AMERICA'S VALUE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

     The value of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on VALUE STOCKS, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     The value of the Fund's fixed income holdings and, consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling.


     There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.


     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment rate also will affect the price and volatility of a mortgage-related security.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                  AMERICA'S VALUE FUND  Symbol:  Class Y - LAMYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) -- Class Y Shares
--------------------------------------------------------------------------------

2002     -7.4%
2003    +22.3%

BEST QUARTER     4th Q '03      +12.7%
WORST QUARTER    3rd Q '02      -13.1%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2003
--------------------------------------------------------------------------------

SHARE CLASS                                                               1 YEAR      LIFE OF FUND(1)
Class Y Shares
 Return Before Taxes                                                       22.26%          6.38%
 Return After Taxes on Distributions                                       21.70%          5.65%
 Return After Taxes on Distributions
  and Sales of Fund Shares                                                 14.83%          5.04%
S&P 500 Index(2)
 (reflects no deduction for fees, expenses, or taxes)                      28.67%          0.12%(3)

(1)  The SEC declared the Fund effective on 12/27/01 for Class Y shares.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 12/31/01-12/31/03, to correspond with the Class Y shares period shown.

                                                            AMERICA'S VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

                                                                              CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)                    none
Maximum Deferred Sales Charge                                                   none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
 (as a % of average net assets)
Management Fees (See "Management")                                              0.75%
Other Expenses                                                                  0.35%
Total Operating Expenses                                                        1.10%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS               1 YEAR            3 YEARS           5 YEARS         10 YEARS
Class Y Shares             $ 112             $ 350             $ 606           $ 1,340

[SIDENOTE]


MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                       GROWTH OPPORTUNITIES FUND

GOAL

     The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance. As of July 1, 2003, the market capitalization range of the Russell Midcap Index was approximately $450 million to $12 billion. This market capitalization range will vary in response to changes in the market. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund follows a growth style of investing, which means that we favor companies that show the potential for strong revenue and earnings growth. The Fund looks for mid-sized companies using:

     - QUANTITATIVE RESEARCH to identify companies with superior growth possibilities
     - FUNDAMENTAL RESEARCH to identify companies likely to produce superior returns over a two to five year period, by analyzing the dynamics in each company within its industry and within the economy

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with GROWTH STOCKS. This means the value of your investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]

WE OR THE FUND OR GROWTH OPPORTUNITIES FUND refers to the Lord Abbett Growth Opportunities Fund, a portfolio or series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.


GROWTH STOCKS exhibit faster than average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                             GROWTH OPPORTUNITIES FUND  Symbol:  Class Y - LMGYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

1999    +58.6%
2000     -3.6%
2001    -12.3%
2002    -25.1%
2003    +34.2%

BEST QUARTER     4th Q '99      +46.4%
WORST QUARTER    3rd Q '01      -20.7%
--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based securities market index.


     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                 1 YEAR       5 YEARS       LIFE OF FUND(1)
Class Y Shares
 Return Before Taxes                        34.18%         6.17%           12.38%
 Return After Taxes on Distributions        34.18%         6.07%           12.28%
 Return After Taxes on Distributions
  and Sale of Fund Shares                   22.22%         5.27%           10.80%
Russell Midcap(R) Growth Index(2)           42.71%         2.01%            5.23%(3)
 (reflects no deduction for fees,
 expenses or taxes)
S&P MidCap 400/Barra Growth Index(2)        30.95%         6.48%           11.61%(3)
 (reflects no deduction for fees,
 expenses or taxes)


(1)  The date of inception for Class Y shares is 10/15/98.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 10/31/98 - 12/31/03, to correspond with the Class Y period shown.

                                                       GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                              CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)                    none
Maximum Deferred Sales Charge                                                   none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
 (as a % of average net assets)
Management Fees (See "Management")(1)                                           0.80%
Other Expenses                                                                  0.54%
Total Operating Expenses(1)                                                     1.34%



(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                1 YEAR          3 YEARS           5 YEARS         10 YEARS
Class Y Shares             $ 136            $ 425             $ 734           $ 1,613


[SIDENOTE]


MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         LARGE-CAP RESEARCH FUND

GOAL

     The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and MULTINATIONAL COMPANIES with market capitalizations of at least $5 billion at the time of purchase. This market capitalization threshold may vary in response to changes in the markets. The Fund will provide shareholders with at least 60 days notice of any change in this policy. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.

     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS may limit the Fund's downside risk because value stocks are believed to be underpriced, and LARGE, SEASONED company stocks tend to be less volatile than the stocks of smaller companies.

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR LARGE-CAP RESEARCH FUND refers to the Large-Cap Series, a portfolio or series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.


MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.


SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                               LARGE-CAP RESEARCH FUND  Symbol:  Class Y - LALYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

2000    +16.0%
2001     -9.9%
2002    -19.2%
2003    +31.6%

BEST QUARTER     2nd Q '03      +18.7%
WORST QUARTER    3rd Q '02      -19.2%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                       1 YEAR     LIFE OF FUND(1)
Class Y Shares
 Return Before Taxes                             31.63%          3.29%
 Return After Taxes on Distributions             31.40%          2.52%
 Return After Taxes on Distributions
  and Sale of Fund Shares                        20.55%          2.38%
S&P 500 Index(2)                                 28.67%         -2.44%(3)
 (reflects no deduction for fees,
 expenses or taxes)
S&P 500/Barra Value Index(2)                     31.79%         -0.31%(3)
 (reflects no deduction for fees,
 expenses or taxes)


(1)  The date of inception for Class Y shares is 5/4/99.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 4/30/99 - 12/31/03, to correspond with Class Y period shown.

                                                         LARGE-CAP RESEARCH FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                              CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)                    none
Maximum Deferred Sales Charge                                                   none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
 (as a % of average net assets)
Management Fees (See "Management")                                              0.75%
Other Expenses                                                                  0.35%
Total Operating Expenses                                                        1.10%


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS               1 YEAR          3 YEARS           5 YEARS         10 YEARS
Class Y Shares            $ 112            $ 350             $ 606           $ 1,340


[SIDENOTE]


MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            SMALL-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of less than $2 billion at the time of purchase. This market capitalization threshold may vary in response to changes in the markets. The Fund will provide shareholders with at least 60 days notice of any change in this policy. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.

     In selecting investments, the Fund attempts to invest in the securities of smaller, less well-known companies selling at reasonable prices in relation to our assessment of their potential value. The Fund chooses stocks using:

     - QUANTITATIVE RESEARCH to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to the company's book value, its sales, the value of its assets, its earnings and cash flow.

     - FUNDAMENTAL RESEARCH to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with VALUE STOCKS. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in the prices of SMALL COMPANY STOCKS, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]

WE OR THE FUND OR SMALL-CAP VALUE FUND refers to the Small-Cap Value Series, a portfolio or series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals; although, as with all mutual funds, it cannot guarantee results.


SMALL COMPANY STOCKS are stocks of small companies which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.


VALUE STOCKS are stocks of companies we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                   SMALL-CAP VALUE FUND  Symbol: Class Y - LRSYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

1998     -7.2%
1999     +8.6%
2000    +33.9%
2001     +8.3%
2002    -10.8%
2003    +45.5%

BEST QUARTER     2nd Q '99      +23.1%
WORST QUARTER    3rd Q '98      -24.1%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based securities market index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                    1 YEAR      5 YEARS      LIFE OF FUND(1)
Class Y Shares
 Return Before Taxes                            45.47%      15.38%         11.41%
 Return After Taxes on Distributions            43.72%      14.45%         10.65%
 Return After Taxes on Distributions
  and Sale of Fund Shares                       30.91%      13.19%          9.74%
Russell 2000(R) Index(2)                        47.25%       7.13%          5.45%
 (reflects no deduction for fees,
 expenses or taxes)
Russell 2000(R) Value Index(2)                  46.03%      12.28%          8.92%(3)
 (reflects no deduction for fees,
 expenses or taxes)



(1)  The date of inception for Class Y shares is 12/30/97.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/97 - 12/31/03, to correspond with Class Y period shown.

                                                            SMALL-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                               CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)                    none
Maximum Deferred Sales Charge                                                   none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
 (as a % of average net assets)
Management Fees (See "Management")                                              0.75%
Other Expenses                                                                  0.32%
Total Operating Expenses                                                        1.07%


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS               1 YEAR          3 YEARS           5 YEARS         10 YEARS
Class Y Shares            $ 109            $ 340             $ 590           $ 1,306

[SIDENOTE]


MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.


     DEPOSITARY RECEIPTS. The Funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.


     FOREIGN SECURITIES. America's Value Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. Growth Opportunities Fund, Large-Cap Research Fund, and Small-Cap Value Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Funds is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The mortgage- and asset-backed securities in which the America's Value Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

MANAGEMENT


     The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $74 billion in more than 40 mutual funds and other advisory accounts as of January 30, 2004.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly. For the fiscal year ended November 30, 2003, the fee paid to Lord Abbett was at a rate of 0.75 of 1% for America's Value Fund, Large-Cap Research Fund, and Small-Cap Value Fund.

     For the Growth Opportunities Fund the fee is calculated daily and payable monthly as follows:
     .80 of 1% of the first $1 billion of average daily net assets.
     .75 of 1% of the next $1 billion, and
     .70 of 1% of the next $1 billion, and
     .65 of 1% of assets over $3 billion.

     Effective April 1, 2004, Lord Abbett reduced its contractual management fee for the Growth Opportunities Fund from .90 of 1% to the fee schedule shown above. For the fiscal year ended November 30, 2003, the fee paid to Lord Abbett was at a rate of .90 of 1% of the Fund's daily net assets.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     AMERICA'S VALUE FUND. Edward von der Linde and Christopher J. Towle head the team. Mr. von der Linde, Partner and Investment Manager joined Lord Abbett in 1988 and has been in the investment business since 1985. Mr. Towle, Partner and Investment Manager, joined Lord Abbett in 1987. Mr. Towle is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

     GROWTH OPPORTUNITIES FUND. The investment management team is headed by Kevin P. Ferguson. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

     LARGE-CAP RESEARCH FUND. The senior members of the team are Robert G. Morris, Eli Salzmann, and Sholom Dinsky. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Morris is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1971. Mr. Salzmann, Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997 and has been in the investment business since 1986. Mr. Dinsky, Partner and Large Cap Value Investment Manager, joined Lord Abbett in 2000 from Prudential Asset Management, where he served as Managing Director. Mr. Dinsky is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1967.

     SMALL-CAP VALUE FUND. Robert P. Fetch, Partner and Small-Cap Value Senior Investment Manager, heads the Fund's team. Mr. Fetch joined Lord Abbett in 1995, is a holder of a Charter Financial Analyst designation, and has been in the investment business since 1983.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV. In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available are valued under fair value procedures approved by the Board. Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

     All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Class Y shares are currently available in connection with:

     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such

[SIDENOTE]

THE SMALL-CAP VALUE FUND (CLASS Y) IS NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH CERTAIN QUALIFIED RETIREMENT PLANS AND FINANCIAL INTERMEDIARIES, AS DESCRIBED ON THE NEXT PAGE, THAT PROVIDE RECORDKEEPING OR ADVISORY SERVICES AND HAVE ENTERED INTO SPECIAL ARRANGEMENTS WITH THE FUND OR LORD ABBETT DISTRIBUTOR LLC. QUALIFIED PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY OPEN NEW PARTICIPANT ACCOUNTS. OTHER QUALIFIED PLANS THAT ARE CONSIDERING THE FUND AS AN INVESTMENT OPTION SHOULD CONTACT THE DISTRIBUTOR OF THE FUND, LORD ABBETT DISTRIBUTOR, FOR APPROVAL. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name.

     To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS


     Redemptions of each Funds' shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by a Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

  [Date]

[SEAL]

DISTRIBUTIONS AND TAXES


     Each Fund expects to pay you dividends from its net investment income as follows: semi-annually for America's Value Fund and Large-Cap Research Fund, and annually for Growth Opportunities Fund and Small-Cap Value Fund. Each Fund expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash.


     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives may be subject to a reduced tax rate if you meet the holding period requirement. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.


[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment -- Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                                                            AMERICA'S VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


                                                                                       CLASS Y SHARES
                                                                                -------------------------------
                                                                                                 12/19/2001(a)
                                                                                 YEAR ENDED           TO
PER SHARE OPERATING PERFORMANCE                                                   11/30/2003       11/30/2002
NET ASSET VALUE, BEGINNING OF PERIOD                                            $       9.47     $      10.00
 Unrealized appreciation on investments                                                                   .01
 Net asset value on SEC Effective Date                                                           $      10.01
INVESTMENT OPERATIONS
 Net investment income(b)                                                                .34              .32
 Net realized and unrealized gain (loss)                                                 .80             (.80)
TOTAL FROM INVESTMENT OPERATIONS                                                        1.14             (.48)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 NET INVESTMENT INCOME                                                                  (.28)            (.06)
NET ASSET VALUE, END OF PERIOD                                                  $      10.33     $       9.47
TOTAL RETURN(c)                                                                                           .10%(d)(e)
TOTAL RETURN(c)                                                                        12.47%           (4.83)%(d)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions                                       .99%+            .93%(d)
 Expenses, excluding waiver and expense reductions                                      1.10%+           1.89%(d)
 Net investment income                                                                  3.60%+           3.35%(d)

                                                                                                  12/19/2001(a)
                                                                                  YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                                11/30/2003       11/30/2002
NET ASSETS, END OF PERIOD (000)                                                 $          1     $          1
PORTFOLIO TURNOVER RATE                                                                28.71%           33.71%

+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 12/27/2001.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/19/2001 through 12/26/2001.
(f)  Total return for the period 12/27/2001 through 11/30/2002.

                                                       GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                                        CLASS Y SHARES
                                                        ---------------------------------------------------------------------------
                                                                            YEAR ENDED 11/30                        12/9/1998(c)
                                                        --------------------------------------------------------         TO
PER SHARE OPERATING PERFORMANCE                            2003            2002           2001           2000        11/30/1999
NET ASSET VALUE, BEGINNING OF PERIOD                    $    14.56      $    17.60     $    19.26     $    18.94     $    12.76
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                              (.20)           (.19)          (.23)          (.14)           .09
 Net realized and unrealized gain (loss)                      3.73           (2.85)         (1.43)           .69           6.09
TOTAL FROM INVESTMENT OPERATIONS                              3.53           (3.04)         (1.66)           .55           6.18
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                          --              --             --           (.04)            --
 Net realized gain                                              --              --             --           (.19)            --
TOTAL DISTRIBUTIONS                                             --              --             --           (.23)            --
NET ASSET VALUE, END OF PERIOD                          $    18.09      $    14.56     $    17.60     $    19.26     $    18.94
TOTAL RETURN(b)                                              24.24%         (17.27)%        (8.62)%         2.89%         48.43%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions            1.44%+          1.43%          1.35%          1.11%           .06%(d)
 Expenses, excluding waiver and expense reductions            1.44%+          1.43%          1.35%          1.23%          1.27%(d)
 Net investment income                                       (1.12)%+        (1.10)%        (1.10)%         (.66)%          .62%(d)

                                                                            YEAR ENDED 11/30                        12/9/1998(c)
                                                        --------------------------------------------------------         TO
SUPPLEMENTAL DATA:                                         2003            2002           2001           2000        11/30/1999
NET ASSETS, END OF PERIOD (000)                         $        2      $        2     $        2     $        2     $        3
PORTFOLIO TURNOVER RATE                                      78.58%          97.63%        101.15%        112.57%        104.87%

+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                                                         LARGE-CAP RESEARCH FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                                        CLASS Y SHARES
                                                        ---------------------------------------------------------------------------
                                                                            YEAR ENDED 11/30                         5/4/1999(c)
                                                        --------------------------------------------------------         TO
PER SHARE OPERATING PERFORMANCE                            2003            2002           2001           2000        11/30/1999
NET ASSET VALUE, BEGINNING OF PERIOD                    $    21.23      $    24.61     $    26.74     $    25.30     $    25.21
INVESTMENT OPERATIONS
 Net investment income(a)                                      .16             .13            .08            .22            .04
 Net realized and unrealized gain (loss)                      3.54           (3.36)         (1.12)          2.64            .09
TOTAL FROM INVESTMENT OPERATIONS                              3.70           (3.23)         (1.04)          2.86            .13
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                          --              --           (.18)          (.11)          (.04)
 Net realized gain                                              --            (.15)          (.91)         (1.31)            --
TOTAL DISTRIBUTIONS                                             --            (.15)         (1.09)         (1.42)          (.04)
NET ASSET VALUE, END OF PERIOD                          $    24.93      $    21.23     $    24.61     $    26.74     $    25.30
TOTAL RETURN(b)                                              17.43%         (13.19)%        (4.14)%        11.82%           .52%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                       1.10%           1.06%          1.07%          1.15%           .63%(d)
 Expenses, excluding expense reductions                       1.10%           1.06%          1.07%          1.15%           .63%(d)
 Net investment income                                         .72%            .55%           .32%           .85%           .15%(d)

                                                                            YEAR ENDED 11/30                         5/4/1999(c)
                                                        --------------------------------------------------------         TO
SUPPLEMENTAL DATA:                                         2003            2002           2001           2000        11/30/1999
NET ASSETS, END OF PERIOD (000)                         $       75      $       54     $        1     $        1     $        1
PORTFOLIO TURNOVER RATE                                      34.98%          74.76%         81.79%         74.72%         60.59%


(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                                                            SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                                        CLASS Y SHARES
                                                        ---------------------------------------------------------------------------
                                                                                       YEAR ENDED 11/30
                                                        ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                            2003            2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                      $    20.64      $    22.30     $    19.77     $    15.71     $    14.40
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                              (.02)            .01           (.05)          (.12)          (.07)
 Net realized and unrealized gain (loss)                      6.95            (.49)          3.07           4.18           1.38
TOTAL FROM INVESTMENT OPERATIONS                              6.93            (.48)          3.02           4.06           1.31
Distributions to shareholders from net realized gain         (1.34)          (1.18)          (.49)            --             --
NET ASSET VALUE, END OF YEAR                            $    26.23      $    20.64     $    22.30     $    19.77     $    15.71
TOTAL RETURN(b)                                              36.10%          (2.31)%        15.56%         25.84%          9.10%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                       1.07%           1.04%          1.05%          1.23%          1.19%
 Expenses, excluding expense reductions                       1.07%           1.04%          1.06%          1.23%          1.19%
 Net investment income (loss)                                 (.12)%           .03%          (.24)%         (.67)%         (.47)%

                                                                                       YEAR ENDED 11/30
                                                        ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                         2003            2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)                           $  149,463      $   87,570     $   75,402     $   70,122     $   49,608
PORTFOLIO TURNOVER RATE                                      66.11%          77.12%         64.76%         76.21%         83.93%

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder                           ADDITIONAL INFORMATION
account inquires call the Funds at:
800-821-5129. For literature requests
call the Funds at: 800-874-3733.

BY MAIL.  Write to the Funds at:                          More information on each Fund is available free upon request, including
The Lord Abbett Family of Funds                           the following:
90 Hudson Street
Jersey City, NJ 07302-3973                                ANNUAL/SEMI-ANNUAL REPORT
                                                          The Funds' Annual and Semi-Annual Reports contain more information about
VIA THE INTERNET.                                         each Fund's investments and performance. The Annual Report also includes
LORD, ABBETT & CO. LLC                                    details about the market conditions and investment strategies that had a
www.LordAbbett.com                                        significant effect on each Fund's performance during the last fiscal year.

Text only versions of Fund                                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
documents can be viewed                                   Provides more details about the Funds and their policies. A current SAI
online or downloaded from the                             is on file with the Securities and Exchange Commission ("SEC") and is
SEC: www.sec.gov.                                         incorporated by reference (is legally considered part of this prospectus).

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to the
SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.

[LORD ABBET(R) LOGO]                                          Lord Abbett Research Fund, Inc.
                                                                Lord Abbett America's Value Fund
                                                                Lord Abbett Growth Opportunities Fund
Lord Abbett Mutual Fund shares are distributed by:              Large-Cap Series                                            LARF-Y-1
           LORD ABBETT DISTRIBUTOR LLC                          Small-Cap Value Series                                        (4/04)
90 Hudson Street - Jersey City, New Jersey 07302-3973

                                                              SEC FILE NUMBERS: 811-6650

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2004

                         LORD ABBETT RESEARCH FUND, INC.


                              AMERICA'S VALUE FUND
                            GROWTH OPPORTUNITIES FUND
                             LARGE-CAP RESEARCH FUND
                              SMALL-CAP VALUE FUND


                                (CLASS Y SHARES)

This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for Large-Cap Series ("Large-Cap Research Fund") and Small-Cap Value Series ("Small-Cap Value Fund"), for Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund") and for Lord Abbett America's Value Fund ("America's Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated April 1, 2004.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Reports to Shareholders contain additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.



                  TABLE OF CONTENTS                                                     PAGE
                  1.       Fund History                                                  2
                  2.       Investment Policies                                           2
                  3.       Management of the Funds                                      12
                  4.       Control Persons and Principal Holders of Securities          18
                  5.       Investment Advisory and Other Services                       19
                  6.       Brokerage Allocations and Other Practices                    20
                  7.       Classes of Shares                                            22
                  8.       Purchases, Redemptions, and Pricing                          27
                  9.       Taxation of the Funds                                        30
                  10.      Underwriter                                                  32
                  11.      Performance                                                  32
                  12.      Financial Statements                                         34
                           Appendix A - Bond Ratings                                    35
                           Appendix B - Proxy Voting Policies and Procedures

                                       1.
                                  FUND HISTORY

Lord Abbett Research Fund, Inc. (the "Company") was incorporated in Maryland on April 6, 1992. The Company has 1,000,000,000 authorized capital stock, $0.001 par value. The Company has four funds or series (each a "Fund"), all of which are offered by this SAI: America's Value Fund, Growth Opportunities Fund, Large-Cap Research Fund, and Small-Cap Value Fund. The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund consists of five classes of shares: Class A, Class B, Class C, Class P, and Class Y. The Board of Directors will allocate the authorized shares of capital stock among the Funds and classes from time to time. Only shares of Class Y are offered by this SAI.


                                       2.


                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shares.


Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of each Fund's gross assets, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or


     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the "Board") without shareholder approval.


Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;


     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Large-Cap Research Fund, Small-Cap Value Fund and Growth Opportunities Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange) or a foreign exchange);


     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;


     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Company's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than Company shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, 2003 and 2002, the portfolio turnover rates were 78.58% and 97.63%, respectively, for Growth Opportunities Fund; 34.98% and 74.76%, respectively, for Large-Cap Research Fund; 66.11% and 77.12%, respectively, for Small-Cap Value Fund.

For the fiscal year ended November 30, 2003 and the period December 19, 2001 to November 30, 2002, the portfolio turnover rates were 28.71% and 33.71%, respectively, for America's Value Fund.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.


BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.


CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securites. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.


DEBT SECURITIES. Consistent with their respective investment objectives, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.


DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks. ADRs are not considered to be foreign securities for purposes of each Fund's limitation on investments in foreign securities.


FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, the Funds may, but are not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Funds may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Funds generally do not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Funds may engage in transactions in options on currencies either on exchanges or OTC markets.


Each Fund will not speculate in foreign exchange transactions. Accordingly, each Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. Each Fund may, however, hedge a currency by entering into a foreign exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). Each Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Funds will use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds' hedging strategies will be ineffective. To the extent that the Funds hedge against anticipated currency movements that do not occur, the Funds may realize losses. Foreign exchange transactions may subject the Funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Funds cross-hedge, the Funds will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. Each Fund may invest in foreign securities in accordance with its investment objectives and policies. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:


   - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
   - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
   - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
   - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
   - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
   - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
   - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
   - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.


The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present substantial risks, including the following:

   - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
   - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
   - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
   - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
   - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
   - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
   - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although the Funds have no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Funds' portfolios, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Funds have not entered into any stock futures contracts and have no present intention to do so.


HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. America's Value Fund may invest up to 30% of its assets in high-yield debt securities. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, lower-rated debt securities:


   - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

   -   tend to be less sensitive to interest rate changes; and


   - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Funds seek to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Funds do not have any minimum rating criteria applicable to the fixed income securities in which it invests.


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

   -   Domestic and foreign securities that are not readily marketable.


   - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
   - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.


144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Growth Opportunities Fund, Large-Cap Research Fund and Small Cap-Value Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on any Fund investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Funds may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The America's Value Fund may invest in mortgage-related securites and may also invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.


     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, a Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.


SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.


STRUCTURED SECURITIES. The America's Value Fund may invest up to 5% of its net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

   -   U.S. Government Securities.
   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods

U.S. GOVERNMENT SECURITIES. Each Fund, in accordance with their investment objective and policies, may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

         SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. Each Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHLBanks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. A Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       3.
                             MANAGEMENT OF THE FUND


The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser for each Fund.

INTERESTED DIRECTOR
-------------------
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.


                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                  WITH COMPANY             DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS
-------------                  ------------             ----------------------        -------------------
ROBERT S. DOW                  Director and             Managing Partner and          N/A
Lord, Abbett & Co. LLC         Chairman since 1996      Chief Investment Officer
90 Hudson Street                                        of Lord Abbett since
Jersey City, NJ                                         1996.
Date of Birth: 3/8/1945

INDEPEDENT DIRECTORS
--------------------
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.


                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                  WITH COMPANY             DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS
-------------                  ------------             ----------------------        -------------------
E. THAYER BIGELOW              Director since 1996      Managing General              Currently serves as
Bigelow Media, LLC                                      Partner, Bigelow Media,       director of Adelphia
41 Madison Ave., Suite                                  LLC (since 2000); Senior      Communications,
3810                                                    Adviser, Time Warner          Inc., Crane Co., and
New York, NY                                            Inc. (1998 - 2000);           Huttig Building
Date of Birth:  10/22/1941                              Acting Chief Executive        Products Inc.
                                                        Officer of Courtroom
                                                        Television Network
                                                        (1997 - 1998); President
                                                        and Chief Executive
                                                        Officer of Time Warner
                                                        Cable Programming, Inc.
                                                        (1991 - 1997).

WILLIAM H.T. BUSH              Director since 1998      Co-founder and Chairman       Currently serves
Bush-O'Donnell & Co., Inc.                              of the Board of the           as director of
101 South Hanley Road                                   financial advisory firm       Wellpoint Health
Suite 1250                                              of Bush-O'Donnell &           Network, Inc., DT
St. Louis, MO                                           Company (since 1986).         Industries Inc.,
Date of Birth: 7/14/1938                                                              and Engineered
                                                                                      Support Systems, Inc.

ROBERT B. CALHOUN, JR.         Director since 1998      Managing Director of          Currently serves
Monitor Clipper Partners                                Monitor Clipper Partners      as director of
650 Madison Ave., 9th  Fl.                              (since 1997) and              Avondale, Inc.,
New York, NY                                            President of Clipper          and Interstate
Date of Birth:  10/25/1942                              Asset Management Corp.        Bakeries Corp.
                                                        (since 1991), both
                                                        private equity
                                                        investment funds.

JULIE A. HILL                  Director since 2004      Owner and CEO of the          Currently serves
20 Via Diamante                                         Hillsdale Companies           as director of
Newport Coast, CA 92657                                 (1997 - present);             Wellpoint Health
Date of Birth:  7/16/1946                               Founder, President and        Networks, Inc.;
                                                        Owner of the Hiram-Hill       Resources
                                                        and Hillsdale                 Connection Inc.;
                                                        Developments  Companies       Holcim (US) Inc.
                                                        from 1998 - 2001.             (parent company
                                                                                      Holcim Ltd.).

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                  WITH COMPANY             DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS
-------------                  ------------             ----------------------        -------------------
FRANKLIN W. HOBBS              Director since 2000      Senior Advisor (since         Currently serves
Houlihan Lokey Howard &                                 April 2003) and Former        as director of
Zukin                                                   Chief Executive Officer       Adolph Coors
685 Third Ave.                                          of Houlihan Lokey Howard      Company.
New York, NY                                            & Zukin, an investment
Date of Birth: 7/30/1947                                bank (January 2002 -
                                                        April 2003); Chairman of
                                                        Warburg Dillon Read
                                                        (1999 - 2001); Global
                                                        Head of Corporate
                                                        Finance of SBC Warburg
                                                        Dillon Read (1997 -
                                                        1999); Chief Executive
                                                        Officer of Dillon, Read
                                                        & Co. (1994 - 1997).

C. ALAN MACDONALD              Director since           Retired - General             Currently serves
415 Round Hill Road            1996; and Lead           Business and Governance       as director of
Greenwich, CT                  Independent Director     Consulting (since 1992);      Lincoln Snacks,
Date of Birth: 5/19/1933                                formerly President and        H.J. Baker, and
                                                        CEO of Nestle Foods.          Seix Fund, Inc.*

THOMAS J. NEFF                 Director since 1992      Chairman of Spencer           Currently serves
Spencer Stuart                                          Stuart, an executive          as director of
277 Park Avenue                                         search consulting firm        Ace, Ltd. and
New York, NY                                            (since 1996); President       Exult, Inc.
Date of Birth: 10/2/1937                                of Spencer Stuart
                                                        (1979-1996).


----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and Managing Partner of Lord Abbett.

OFFICERS
None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                       CURRENT POSITION         LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                WITH COMPANY             OF CURRENT POSITION           DURING PAST FIVE YEARS
---------------                ------------             -------------------           ----------------------
ROBERT S. DOW                  Chief Executive          Elected in 1996               Managing Partner and
(3/8/1945)                     Officer and                                            Chief Investment
                               President                                              Officer of Lord Abbett
                                                                                      since 1996.

SHOLOM DINSKY                  Executive Vice           Elected in 2002               Partner and Large Cap
(3/24/1944)                    President                                              Value Investment
                                                                                      Manager, joined Lord
                                                                                      Abbett in 2000,
                                                                                      formerly Managing
                                                                                      Director of Prudential
                                                                                      Asset Management,
                                                                                      prior thereto Director
                                                                                      of Equity Research and
                                                                                      Senior Vice President
                                                                                      at Mitchell Hutchins
                                                                                      Asset Management.

NAME AND                       CURRENT POSITION         LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                WITH COMPANY             OF CURRENT POSITION           DURING PAST FIVE YEARS
---------------                ------------             -------------------           ----------------------
ROBERT P. FETCH                Executive Vice           Elected in 1997               Partner and Small-Cap
(2/18/1953)                    President                                              Value Manager, joined
                                                                                      Senior Investment Lord
                                                                                      Abbett in 1995.

KEVIN P. FERGUSON              Executive Vice           Elected in 2001               Partner and Mid Cap
(10/3/64)                      President                                              Growth Investment
                                                                                      Manager, joined Lord
                                                                                      Abbett in 1999,
                                                                                      formerly Portfolio
                                                                                      Manager/Senior Vice
                                                                                      President at Lynch &
                                                                                      Mayer, Inc.

ROBERT G. MORRIS               Executive Vice           Elected in 1996               Partner and Director
(11/6/1944)                    President                                              of Equity Investments,
                                                                                      joined Lord Abbett in
                                                                                      1991.

ELI M. SALZMANN                Executive Vice           Elected in 1999               Partner and Director
(3/24/1964)                    President                                              of Institutional
                                                                                      Equity Investments,
                                                                                      joined Lord Abbett in
                                                                                      1997.

CHRISTOPHER J. TOWLE           Executive Vice           Elected in 2001               Partner and Investment
(10/12/1957)                   President                                              Lord Abbett in
                                                                                      Manager, joined 1987.

EDWARD K. VON DER LINDE        Executive Vice           Elected in 2001               Partner and Investment
(6/12/1960)                    President                                              Lord Abbett in
                                                                                      Manager, joined 1988.

TRACIE E. AHERN                Vice President           Elected in 1999               Partner and Director
(1/12/1968)                                                                           of Portfolio
                                                                                      Accounting and
                                                                                      Operations, joined
                                                                                      Lord Abbett in 1999,
                                                                                      formerly Vice
                                                                                      President - Head of
                                                                                      Fund Administration of
                                                                                      Morgan Grenfell from
                                                                                      1998 to 1999, prior
                                                                                      thereto Vice President
                                                                                      of Bankers Trust.

JOAN A. BINSTOCK               Chief Financial          Elected in 1999               Partner and Chief
(3/4/1954)                     Officer and Vice                                       Operations Officer,
                               President                                              joined Lord Abbett in
                                                                                      1999, prior thereto
                                                                                      Chief Operating
                                                                                      Officer of Morgan
                                                                                      Grenfell.

DANIEL E. CARPER               Vice President           Elected in 1993               Partner, joined
(1/22/1952)                                                                           Lord Abbett in
                                                                                      1979.

PAUL A. HILSTAD                Vice  President  and     Elected in 1995               Partner and
(12/13/1942)                   Secretary                                              General Counsel,
                                                                                      joined Lord
                                                                                      Abbett in 1995.

LAWRENCE H. KAPLAN             Vice President and       Elected in 1997               Partner and Deputy
(1/16/1957)                    Assistant Secretary                                    General Lord Abbett in
                                                                                      Counsel, joined 1997.

A. EDWARD OBERHAUS, III        Vice President           Elected in 1996               Partner and Manager of
(12/21/1959)                                                                          Equity Lord Abbett in
                                                                                      Trading, joined 1983.

CHRISTINA T. SIMMONS           Vice President and       Elected in 2000               Assistant General
(11/12/1957)                   Assistant Secretary                                    Counsel, joined Lord
                                                                                      Abbett in 1999,
                                                                                      formerly Assistant
                                                                                      General Counsel of
                                                                                      Prudential Investments
                                                                                      from 1998 to 1999,
                                                                                      prior thereto Counsel
                                                                                      of Drinker, Biddle &
                                                                                      Reath LLP, a law firm.

BERNARD J. GRZELAK             Treasurer                Elected in 2003               Director of Fund
(6/12/1971)                                                                           Administration, joined
                                                                                      Lord Abbett in 2003,
                                                                                      formerly Vice
                                                                                      President, Lazard
                                                                                      Asset Management from
                                                                                      2000 to 2003, prior
                                                                                      thereto Manager of
                                                                                      Deloitte & Touche,
                                                                                      LLP.



COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs, and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.


The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times.


APPROVAL OF ADVISORY CONTRACT
At a meeting on December 11, 2003, the Board, including all of its Directors who are not interested persons of the Company, considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.


INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.


LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.


ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Company and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Company for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.



(1)                                 (2)                                (3)
                                    FOR FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2003
                                    NOVEMBER 30, 2003                  TOTAL COMPENSATION PAID BY THE
                                    AGGREGATE COMPENSATION             COMPANY AND THIRTEEN OTHER LORD
NAME OF DIRECTOR                    ACCRUED BY THE COMPANY(1)          LORD ABBETT-SPONSORED FUNDS(2)
----------------                    -------------------------          ------------------------------
E. Thayer Bigelow                   $ 4,557                            $ 95,000
William H.T. Bush                   $ 4,515                            $ 94,000
Robert B. Calhoun, Jr.              $ 4,737                            $ 99,000
Stewart S. Dixon*                   $   624                            $      0
Julie A. Hill**                        None                                None
Franklin W. Hobbs                   $ 4,557                            $ 95,000
C. Alan MacDonald                   $ 4,628                            $ 96,500
Thomas J. Neff                      $ 4,508                            $ 94,000
James F. Orr, III***                $ 1,178                            $ 11,833


----------
*Retired December 31, 2002.
**Elected effective February 1, 2004.


***Resigned March 3, 2003.

     1. Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $1,213, $1,916, $4,737, $303, $4,557, $1213, $4,508, and $1,178, respectively.

     2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2003, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Company and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                    AGGREGATE DOLLAR
                                       ----------------------------------------------               RANGE OF EQUITY SECURITIES
                                                 GROWTH           LARGE-CAP                                   IN LORD
NAME OF DIRECTOR           AMERICA'S VALUE    OPPORTUNITIES        RESEARCH       SMALL-CAP VALUE     ABBETT-SPONSORED FUNDS
----------------           ---------------    -------------       ---------       ---------------     ----------------------
Robert S. Dow               Over $100,000     Over $100,000     Over $100,000      Over $100,000           Over $100,000

E. Thayer Bigelow             $1-$10,000       $1-$10,000      $10,001-$50,000     Over $100,000           Over $100,000
William H. T. Bush            $1-$10,000       $1-$10,000         $1-$10,000         $1-$10,000            Over $100,000
Robert B. Calhoun, Jr.        $1-$10,000       $1-$10,000         $1-$10,000         $1-$10,000            Over $100,000
Stewart S. Dixon*                None             None               None               None               Over $100,000
Julie A. Hill**                  None             None               None                    None              None
Franklin W. Hobbs             $1-$10,000       $1-$10,000         $1-$10,000         $1-$10,000            Over $100,000
C. Alan MacDonald             $1-$10,000       $1-$10,000         $1-$10,000      $10,001-$50,000          Over $100,000
Thomas J. Neff                $1-$10,000       $1-$10,000         $1-$10,000      $10,001-$50,000          Over $100,000
James F. Orr, III***          $1-$10,000       $1-$10,000         $1-$10,000         $1-$10,000            Over $100,000


----------

*Retired December 31, 2002.
**Elected effective February 1, 2004.
***Resigned March 3, 2003.



CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.


PROXY VOTING


Each Fund has delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix A.

In addition, the Funds will be required to file new Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Funds' Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that each Fund will also make this information available, without charge, on Lord Abbett's website at www.lordabbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 2, 2004, our officers and directors, as a group, owned less than 1% of each Fund's outstanding shares of Class Y. However, as of March 2, 2004, Lord Abbett owned 91.18% and 90.44% of the Class Y shares of Growth Opportunities and America's Value Fund, respectively, which represents the initial investment for Class Y of each Fund. It is anticipated that over time this percentage of ownership will decrease. As of March 4, 2003, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following shareholders owned more than 5% of a Fund's outstanding Class Y shares:



LARGE-CAP RESEARCH
------------------
McDonald Investments Inc.
4900 Tiedeman Road
Brooklyn, OH  44144                                  57.29%
84745455

McDonald Investments Inc.

4900 Tiedman Road
Brooklyn, OH  44144                                  41.10%
86034518

SMALL-CAP VALUE FUND
--------------------
Lord Abbett Alpha Series
90 Hudson Street
Jersey City, NJ  07302                               20.44%

TexasSaver Program
401K Plan
Employees Ret System of Texas
PO Box 13207
Austin, TX  78711                                    8.32%

State Street Bank and Trust
The New York Stock Exchange
401K Plan
105 Rosemont Road
Westwood, MA  02090                                  16.32%

The Vanguard Fiduciary
Trust Co.
PO Box 2600
Valley Forge, PA  19482                              20.68%

University of Puget Sound
1500 N Warner St.
Tacoma, WA  984276                                   8.32%

JP Morgan Chase
3 Metrotech CTR Fl 6
Brooklyn, NY  11245                                  11.84%


Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT MANAGER
As described under "Management" in the Prospectuses, Lord Abbett is each Fund's investment manager. The following partners of Lord Abbett, are also officers of the Company: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Sholom Dinsky, Robert P. Fetch, Paul A. Hilstad, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, Eli M. Salzmann, Christopher J. Towle, and Edward K. von der Linde. Robert S. Dow is a partner of Lord Abbett and an officer and Director of the Company. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Lesley-Jane Dixon, Kevin P. Ferguson, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Rose, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.


Under the Management Agreement between Lord Abbett and the Company, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates for each Fund are as follows:

   -   for America's Value Fund, at an annual rate of .75 of 1%;
   -   for Large-Cap Research Fund, at an annual rate of .75 of 1%; and
   -   for Small-Cap Value Fund, at an annual rate of .75 of 1%.

For Growth Opportunities Fund the annual rates are as follows:

..80 of 1% of the first $1 billion of average daily net assets.

..75 of 1% of the next $1 billion, and

..70 of 1% of the next $1 billion, and

..65 of 1% of assets over $3 billion

Effective April 1, 2004 Lord Abbett reduced its contractual management fee for Growth Opportunities Fund from .90 of 1% to the above calculation.

For the fiscal year ended November 30, 2003 and for the period December 19, 2001 to November 30, 2002, Lord Abbett received $416,878 and $100,908, respectively, in management fees with respect to the America's Value Fund.

For the fiscal years ended November 30, 2003, 2002, and 2001 Lord Abbett received $3,921,950, $3,344,604 and $2,777,088, respectively, in management fees with respect to the Growth Opportunities Fund.

For the fiscal years ended November 30, 2003, 2002, and 2001, Lord Abbett received $2,336,781, $2,466,732, and $2,490,633, respectively, in management fees with respect to Large-Cap Research Fund.

For the fiscal years ended November 30, 2003, 2002, and 2001, Lord Abbett received $5,367,791, $5,515,564, and $5,178,154, respectively, in management fees with respect to Small-Cap Value Fund.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with each of the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Funds. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, are the independent auditors of each Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in each Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through their own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.


When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Funds.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including each Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including each Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (I.E., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs us to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Specifically, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed accounts, second for wrap programs, by program, and finally for directed accounts.

For the fiscal year ended November 30, 2003, and the period December 19, 2001 to November 30, 2002, America's Value Fund paid total commissions to independent broker-dealers of $139,189 and $57,623, respectively.

For the fiscal years ended November 30, 2003, 2002, and 2001, Growth Opportunities Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,383,800, $1,237,574, and $736,881, respectively.

For the fiscal years ended November 30, 2003, 2002, and 2000, Large-Cap Research Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $377,180, $956,806, and $930,468, respectively.

For the fiscal years ended November 30, 2003, 2002, and 2001, Small-Cap Value Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $2,247,526, $2,875,463, and $1,419,837, respectively.


                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares to eligible purchasers. Only Class Y shares for each Fund are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Funds' outstanding and entitled to vote at the meeting.


                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING


Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.


The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. The Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.


REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.


The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.


PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at a Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.


                                       9.
                              TAXATION OF THE FUNDS


Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income, however, certain qualified dividends that a Fund receives are subject to a reduced tax rate of 15% (5% for taxpayers in the 10% or 15% tax brackets) if you meet the holding period requirement. Generally, you must have held your Fund shares for more than 60 days. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.


Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.


If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.


If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares, no sales charge is deducted from the initial investment, and the total return is shown at net asset value.


Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of November 30, 2003, for each Fund, per class, for one, five, and ten years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by the Fund after December 31, 2003, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                    1 YEAR          5 YEARS            10 YEARS     LIFE OF FUND
                                    ------          -------            --------     ------------
GROWTH OPPORTUNITIES FUND
Class Y Shares Before Taxes         24.24%           7.77%             -            12.17% (8/1/95)
Class Y Shares After
  Taxes on Distributions            24.24%           7.67%             -            12.07%
Class Y Shares After Taxes on
  Distributions and Sale of
  Fund  Shares                      15.76%           6.68%             -            10.60%

LARGE-CAP RESEARCH FUND
Class Y Shares Before Taxes         17.43%              -              -            2.07%(5/4/99)
Class Y Shares After
  Taxes on Distributions            17.43%              -              -            1.33%
Class Y Shares After Taxes on
  Distributions and Sale of
  Fund Shares                       11.33%              -              -            1.37%

SMALL-CAP VALUE FUND
Class Y Shares Before Taxes         36.10%          16.10%             -            11.05% (12/30/97)
Class Y Shares After
  Taxes on Distributions            34.29%          15.44%             -            10.51%
Class Y Shares After Taxes on
  Distributions and Sale of         24.11%          13.84%             -            9.41%
  Fund Shares

AMERICA'S VALUE FUND
Class Y Shares Before Taxes         12.47%              -              -            3.59% (12/27/01)
Class Y Shares After
  Taxes on Distributions            11.41%              -              -            2.97%
Class Y Shares After Taxes on
  Distributions and Sale of
  Fund  Shares                       8.15%              -              -            2.68%


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett Research Fund, Inc.'s 2003 Annual Reports to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                                               NOVEMBER 21, 2003

                                   APPENDIX B

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES
                       ----------------------------------

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key-board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.
         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
         5)     Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS
----------------------------

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

         2)     Management's rationale for why the repricing is necessary.
         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

  In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS
------------------

CUMULATIVE VOTING

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES
---------------

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

- Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
-  No dead-hand or no-hand pills.
- Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
- Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES
-------------

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                         LORD ABBETT RESEARCH FUND, INC.

                                     PART C

                                OTHER INFORMATION

This Post-Effective Amendment No. 33 to the Registrant's Registration Statement relates to the following separate series and/or classes of shares of the
Registrant:

     Lord Abbett America's Value Fund (Classes A, B, C, P, & Y)
     Lord Abbett Growth Opportunities Fund (Classes A, B, C, P, & Y) Large-Cap Series (Classes A, B, C, P, & Y)
     Small-Cap Value Series (Classes A, B, C, P, & Y)

Item 23.  Exhibits

     (a)  ARTICLES OF INCORPORATION.
          (i) Articles of Restatement dated March 17, 1998 and subsequent Articles Supplementary, Certificates of Correction and Articles of Amendment incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed on March 30, 2001.
          (ii) Articles Supplementary dated December 13, 2001 incorporated by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on December 27, 2001.
          (iii) CERTIFICATE OF CORRECTION. FILED HEREIN.

     (b) BY-LAWS. Amended and Restated incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed on March 30, 2001.

     (c)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable

     (d)  INVESTMENT ADVISORY CONTRACTS.
          (i) Management Agreement. Incorporated by reference to Post-Effective Amendment No. 4 the Registration Statement on Form N-1A filed on March 31, 1995.
          (ii) Addendum to Management Agreement. Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed on July 31, 1998.
          (iii) Amendment to Management Agreement for Lord Abbett America's Value Fund incorporated by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on December 27, 2001.
          (iv) ADDENDUM TO MANAGEMENT AGREEMENT FOR LORD ABBETT GROWTH OPPORTUNITIES FUND. FILED HEREIN.

     (e)  UNDERWRITING CONTRACTS. DISTRIBUTION AGREEMENT. Filed herein.

     (f) BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSON DIRECTORS AND TRUSTEES OF LORD ABBETT FUNDS. Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed on March 30, 2001.

     (g) CUSTODIAN AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A filed on March 27, 2002.

     (h)  OTHER MATERIAL CONTRACTS
          (i) Transfer Agent Agreement. Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed on March 31, 1995.
          (ii) Administrative Services Agreement. Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A filed on March 27, 2003.

     (i)  LEGAL OPINION. FILED HEREIN.
          -------------
     (j)  CONSENT OF INDEPENDENT AUDITORS. FILED HEREIN.
          -------------------------------
     (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to Registrant's 2003 Annual Reports on Form N-CSR filed on February 3, 2004 (Accession Number: 0001047469-04-002961).

     (l) INITIAL CAPITAL AGREEMENTS. Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed on March 31, 1995.

     (m)  RULE 12b-1 PLAN.
          (i) Class A 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on December 27, 2001.
          (ii) Class B 12b-1 Plan. Incorporated by reference to Post Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on December 27, 2001.
          (iii) Class C 12b-1 Plan. Filed herein.
          (iv) Class P 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed on December 27, 2001.
          (v)   SCHEDULE OF 12B-1 PLANS. FILED HEREIN.

     (n) AMENDED AND RESTATED RULE 18F-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on From N-1A filed on March 27, 2003.

     (o)  RESERVED

     (p)  CODE OF ETHICS. FILED HEREIN.
          --------------
Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              None.


Item 25.  INDEMNIFICATION

          Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

          The general effect of the statute is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statute provides for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

          In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
          (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification)
          (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Lord, Abbett & Co. LLC acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co. LLC, none of Lord, Abbett & Co. LLC's partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, trustee, officer, employee, or partner of any entity.

Item 27.  PRINCIPAL UNDERWRITERS

     (a) Lord Abbett Distributor LLC serves as the principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

          Lord Abbett Affiliated Fund, Inc.
          Lord Abbett Blend Trust
          Lord Abbett Bond-Debenture Fund, Inc.
          Lord Abbett Developing Growth Fund, Inc.
          Lord Abbett Global Fund, Inc.
          Lord Abbett Investment Trust
          Lord Abbett Large-Cap Growth Fund
          Lord Abbett Mid-Cap Value Fund, Inc.
          Lord Abbett Securities Trust
          Lord Abbett Series Fund, Inc.
          Lord Abbett Tax-Free Income Fund, Inc.
          Lord Abbett Tax-Free Income Trust
          Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The partners of Lord, Abbett & Co. LLC, who are also officers of the Registrant are:

          NAME AND PRINCIPAL     POSITIONS AND OFFICES                 POSITIONS AND OFFICES
          BUSINESS ADDRESS*      WITH LORD ABBETT DISTRIBUTOR LLC      WITH THE REGISTRANT
          ------------------     ---------------------------------     -------------------
          Robert S. Dow          Chief Executive Officer               Chairman and President
          Paul A. Hilstad        General Counsel                       Vice President & Secretary
          Lawrence H. Kaplan     Assistant General Counsel             Vice President & Assistant Secretary
          Marion Zapolin         Chief Financial Officer               Not applicable

             *Each Partner has a principal business address:
             90 Hudson Street, Jersey City, New Jersey  07302-3973

     (c)     Not applicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          The Registrant maintains the records, required by Rules 31a - 1(a) and
          (b), and 31a - 2(a) at its main office.

          Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

          Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.  MANAGEMENT SERVICES

          None

Item 30.  UNDERTAKINGS

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES
                                   ----------

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485
  (b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 29th day of March, 2004.


                                       BY:  /s/ Lawerence H. Kaplan
                                            -----------------------
                                            Lawerence H. Kaplan
                                            Vice President & Assistant Secretary

                                       BY:  /s/ Joan Binstock
                                            -----------------
                                            Joan Binstock
                                            Chief Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                       TITLE                          DATE
----------                       -----                          ----
Robert S. Dow*                   Chairman, President
--------------                   and Director              March 29, 2004
Robert S. Dow

E. Thayer Bigelow*               Director                  March 29, 2004
------------------------
E. Thayer Bigelow

William H.T. Bush*               Director                  March 29, 2004
------------------------
William H. T. Bush

Robert B. Calhoun*               Director                  March 29, 2004
------------------------
Robert B. Calhoun

Julie A. Hill*                   Director                  March 29, 2004
------------------------
Julie A. Hill

Franklin W. Hobbs*               Director                  March 29, 2004
------------------------
Franklin W. Hobbs

C. Alan MacDonald*               Director                  March 29, 2004
------------------------
C. Alan MacDonald

Thomas J. Neff*                  Director                  March 29, 2004
------------------------
Thomas J. Neff


 /s/ Lawerence H. Kaplan
------------------------
Lawerence H. Kaplan
*  Attorney-in-Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                               TITLE             DATE
----------                               -----             ----
                                 Chairman, President
/s/ Robert S. Dow                and Director/Trustee      March 11, 2004
--------------------------       --------------------      --------------
Robert S. Dow

/s/ E. Thayer Bigelow            Director/Trustee          March 11, 2004
--------------------------       --------------------      --------------
E. Thayer Bigelow

/s/ William H. T. Bush           Director/Trustee          March 11, 2004
--------------------------       --------------------      --------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.       Director/Trustee          March 11, 2004
--------------------------       --------------------      --------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon             Director/Trustee          March 11, 2004
--------------------------       --------------------      --------------
Stewart S. Dixon

/s/ Julie A. Hill                Director/Trustee          March 11, 2004
--------------------------       --------------------      --------------
Julie A. Hill

/s/ Franklin W. Hobbs            Director/Trustee          March 11, 2004
--------------------------       --------------------      --------------
Franklin W. Hobbs

/s/ C. Alan MacDonald            Director/Trustee          March 11, 2004
--------------------------       --------------------      --------------
C. Alan MacDonald

/s/ Thomas J. Neff               Director/Trustee          March 11, 2004
--------------------------       --------------------      --------------
Thomas J. Neff

/s/ James F. Orr, III            Director/Trustee          March 11, 2004
--------------------------       --------------------      --------------
James F. Orr, III

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

   Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
                                   Fund, Inc.